Exhibit  4.2


















                           COMPAQ COMPUTER CORPORATION
                                 INVESTMENT PLAN
























                        Effective Date:  January 1, 1994

                           COMPAQ COMPUTER CORPORATION
                                 INVESTMENT PLAN



                              W I T N E S S E T H :


     WHEREAS, COMPAQ COMPUTER CORPORATION, hereinafter referred to as "COMPAQ," has heretofore adopted, effective as of April 1, 1985, the Compaq Computer Corporation Savings Plus Plan, which name was changed, effective as of January 1, 1986, to the COMPAQ COMPUTER CORPORATION INVESTMENT PLAN, hereinafter referred to as the "PLAN," for the benefit of its employees; and

     WHEREAS, the Plan was amended and restated, effective July 1, 1988, was amended and restated effective January 1, 1989, was amended in part, effective July 25, 1991 (First Amendment to the Compaq Computer Corporation Investment
Plan), was amended in part, effective July 1, 1992 (Second Amendment to the Compaq Computer Corporation Investment Plan), was amended in part, effective September 29, 1992 (Third Amendment to the Compaq Computer Corporation Investment Plan), and was amended in part, effective June 24, 1993 (Fourth Amendment to the Compaq Computer Corporation Investment Plan); and

     WHEREAS, Compaq desires to restate the Plan and to amend the Plan in several respects, intending thereby to provide an uninterrupted and continuing program of benefits;

     NOW, THEREFORE, the Plan is hereby restated in its entirety as follows with no interruption in time, effective as of January 1, 1994, except as otherwise indicated herein:

                                      (i)

                                   TABLE OF CONTENTS
                                   -----------------


                                                                                 PAGE
                                                                                -------

ARTICLE I   DEFINITIONS AND CONSTRUCTION
------------------------------------------------------------------------------
1.1  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (1)  Account  (s). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (2)  Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (3)  Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (4)  Benefit Payment Date. . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (5)  Cash or Deferred Account. . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (6)  Cash or Deferred Contributions. . . . . . . . . . . . . . . . . . . . .  I-1
  (7)  Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (8)  Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (9)  Compaq. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (10)  Compaq Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-1
  (11)  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-2
  (12)  Controlled Entity. . . . . . . . . . . . . . . . . . . . . . . . . . .  I-3
  (13)  Direct Rollover. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-3
  (14)  Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-3
  (15)  Distributee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-3
  (16)  Early Retirement Date. . . . . . . . . . . . . . . . . . . . . . . . .  I-3
  (17)  Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-3
  (18)  Eligible Employee. . . . . . . . . . . . . . . . . . . . . . . . . . .  I-4
  (19)  Eligible Retirement Plan . . . . . . . . . . . . . . . . . . . . . . .  I-4
  (20)  Eligible Rollover Distribution . . . . . . . . . . . . . . . . . . . .  I-4
  (21)  Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-4
  (22)  Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-4
  (23)  Employer Contribution Account. . . . . . . . . . . . . . . . . . . . .  I-5
  (24)  Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . .  I-5
  (25)  Employer Matching Contributions. . . . . . . . . . . . . . . . . . . .  I-5
  (26)  Employer Safe Harbor Contributions . . . . . . . . . . . . . . . . . .  I-5
  (27)  Employment Commencement Date . . . . . . . . . . . . . . . . . . . . .  I-5
  (28)  Highly Compensated Employee. . . . . . . . . . . . . . . . . . . . . .  I-5
  (29)  Hour of Service. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-6
  (30)  Investment Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-6
  (31)  Leased Employee. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-6
  (32)  Leave of Absence . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-7
  (33)  Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-7
  (34)  Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . . . .  I-7
  (35)  Participation Service. . . . . . . . . . . . . . . . . . . . . . . . .  I-7
  (36)  Period of Service. . . . . . . . . . . . . . . . . . . . . . . . . . .  I-7
  (37)  Period of Severance. . . . . . . . . . . . . . . . . . . . . . . . . .  I-7
  (38)  Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-7
  (39)  Plan Entry Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-7

                                      (ii)

  (40)  Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (41)  Reemployment Commencement Date . . . . . . . . . . . . . . . . . . . .  I-8
  (42)  Rollover Contribution Account. . . . . . . . . . . . . . . . . . . . .  I-8
  (43)  Rollover Contributions . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (44)  Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (45)  Severance from Service Date. . . . . . . . . . . . . . . . . . . . . .  I-8
  (46)  Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (47)  Trust Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (48)  Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (49)  Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (50)  Valuation Dates. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-8
  (51)  Vested Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-9
  (52)  Vesting Service. . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-9

1.2  Number and Gender . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-9
1.3  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-9
1.4  Construction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-9

ARTICLE II   PARTICIPATION
------------------------------------------------------------------------------

2.1  Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  II-1
2.2  Participation Service . . . . . . . . . . . . . . . . . . . . . . . . . .  II-1
2.3  Election to Become a Member . . . . . . . . . . . . . . . . . . . . . . .  II-2

ARTICLE III   CONTRIBUTIONS
------------------------------------------------------------------------------

3.1  Cash or Deferred Contributions. . . . . . . . . . . . . . . . . . . . . .  III-1
3.2  Employer Matching Contributions . . . . . . . . . . . . . . . . . . . . .  III-2
3.3  Employer Safe Harbor Contributions. . . . . . . . . . . . . . . . . . . .  III-3
3.4  Restrictions on Employer Contributions. . . . . . . . . . . . . . . . . .  III-3
3.5  Payments to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-3
3.6  Return of Contributions . . . . . . . . . . . . . . . . . . . . . . . . .  III-3
3.7  Distribution or Forfeiture of Excess Deferrals and Excess Contributions .  III-4
3.8  Rollover Contributions. . . . . . . . . . . . . . . . . . . . . . . . . .  III-5

ARTICLE IV   ALLOCATIONS
------------------------------------------------------------------------------

4.1  Suspense Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  IV-1
4.2  Allocation of Contributions . . . . . . . . . . . . . . . . . . . . . . .  IV-1
4.3  Application of Forfeitures. . . . . . . . . . . . . . . . . . . . . . . .  IV-3
4.4  Allocation of Net Income or Loss and Net Increase or Decrease . . . . . .  IV-3
4.5  Allocations Attributable to Compaq Stock. . . . . . . . . . . . . . . . .  IV-3
4.6  Limitations and Corrections . . . . . . . . . . . . . . . . . . . . . . .  IV-4
4.7  Equitable Allocations . . . . . . . . . . . . . . . . . . . . . . . . . .  IV-6

ARTICLE V   INVESTMENT OF ACCOUNTS
------------------------------------------------------------------------------

5.1  Investment of Accounts. . . . . . . . . . . . . . . . . . . . . . . . . .  V-1
5.2  Investment Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  V-1
5.3  Change of Investment Designation and Transfer of Accounts . . . . . . . .  V-1
5.4  Accounts of Certain Terminated Employees. . . . . . . . . . . . . . . . .  V-2
5.5  Restriction of Acquisition of Compaq Stock. . . . . . . . . . . . . . . .  V-2
5.6  Pass-Through Voting of Compaq Stock . . . . . . . . . . . . . . . . . . .  V-2
5.7  Stock Rights, Stock Splits, and Stock Dividends . . . . . . . . . . . . .  V-2

                                      (iii)

ARTICLE VI   RETIREMENT BENEFITS
------------------------------------------------------------------------------

6.1  Retirement Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .  VI-1

ARTICLE VII   DISABILITY BENEFITS
------------------------------------------------------------------------------

7.1  Disability Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .  VII-1
7.2  Total and Permanent Disability Determined . . . . . . . . . . . . . . . .  VII-1

ARTICLE VIII   SEVERANCE BENEFITS AND DETERMINATION OF VESTED INTEREST
------------------------------------------------------------------------------

8.1  No Benefits Unless Herein Set Forth . . . . . . . . . . . . . . . . . . .  VIII-1
8.2  Severance Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-1
8.3  Determination of Vested Interest. . . . . . . . . . . . . . . . . . . . .  VIII-1
8.4  Vesting Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-2
8.5  Forfeitures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VIII-3

ARTICLE IX   DEATH BENEFITS
------------------------------------------------------------------------------

9.1  Death Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  IX-1
9.2  Designation of Beneficiary. . . . . . . . . . . . . . . . . . . . . . . .  IX-1

ARTICLE X   TIME AND FORM OF PAYMENT OF BENEFITS
------------------------------------------------------------------------------

10.1  Time of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  X-1
10.2  Cash-Out of Benefit. . . . . . . . . . . . . . . . . . . . . . . . . . .  X-2
10.3  Form of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  X-3
10.4  Direct Rollover Election . . . . . . . . . . . . . . . . . . . . . . . .  X-3
10.5  Unclaimed Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .  X-3
10.6  Claims Review. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  X-4

ARTICLE XI   IN-SERVICE WITHDRAWALS
------------------------------------------------------------------------------

11.1  In-Service Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . .  XI-1
11.2  Restrictions on In-Service Withdrawals . . . . . . . . . . . . . . . . .  XI-1

                                      (iv)

ARTICLE XII   LOANS
------------------------------------------------------------------------------

12.1  Eligibility For Loan . . . . . . . . . . . . . . . . . . . . . . . . . .  XII-1
12.2  Maximum Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XII-1
12.3  Minimum Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XII-2
12.4  Interest and Security. . . . . . . . . . . . . . . . . . . . . . . . . .  XII-2
12.5  Repayment Terms of Loan. . . . . . . . . . . . . . . . . . . . . . . . .  XII-3

ARTICLE XIII   ADMINISTRATION OF THE PLAN
------------------------------------------------------------------------------

13.1  Appointment of Committee . . . . . . . . . . . . . . . . . . . . . . . .  XIII-1
13.2  Term, Vacancies, Resignation, and Removal. . . . . . . . . . . . . . . .  XIII-1
13.3  Officers, Records, and Procedures. . . . . . . . . . . . . . . . . . . .  XIII-1
13.4  Meetings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XIII-1
13.5  Self-Interest of Members . . . . . . . . . . . . . . . . . . . . . . . .  XIII-1
13.6  Compensation and Bonding . . . . . . . . . . . . . . . . . . . . . . . .  XIII-2
13.7  Committee Powers and Duties. . . . . . . . . . . . . . . . . . . . . . .  XIII-2
13.8  Employer to Supply Information . . . . . . . . . . . . . . . . . . . . .  XIII-3
13.9  Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XIII-3

ARTICLE XIV   ADMINISTRATION OF TRUST FUND
------------------------------------------------------------------------------

14.1  Appointment of Trustee . . . . . . . . . . . . . . . . . . . . . . . . .  XIV-1
14.2  Trust Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XIV-1
14.3  Payment of Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .  XIV-1
14.4  Trust Fund Property. . . . . . . . . . . . . . . . . . . . . . . . . . .  XIV-1
14.5  Distributions from Members' Accounts . . . . . . . . . . . . . . . . . .  XIV-1
14.6  Payments Solely from Trust Fund. . . . . . . . . . . . . . . . . . . . .  XIV-2
14.7  No Benefits to the Employer. . . . . . . . . . . . . . . . . . . . . . .  XIV-2

ARTICLE XV   FIDUCIARY PROVISIONS
------------------------------------------------------------------------------

15.1  Article Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XV-1
15.2  General Allocation of Fiduciary Duties . . . . . . . . . . . . . . . . .  XV-1
15.3  Fiduciary Duty . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XV-1
15.4  Delegation and Allocation of Fiduciary Duties. . . . . . . . . . . . . .  XV-2
15.5  Investment Manager as a Fiduciary. . . . . . . . . . . . . . . . . . . .  XV-2

ARTICLE XVI   AMENDMENTS
------------------------------------------------------------------------------

16.1  Right to Amend . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XVI-1
16.2  Limitation on Amendments . . . . . . . . . . . . . . . . . . . . . . . .  XVI-1

                                      (v)

ARTICLE XVII   DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION,
------------------------------------------------------------------------------
               PARTIAL TERMINATION, AND MERGER OR CONSOLIDATION
------------------------------------------------------------------------------

17.1  Right to Discontinue Contributions, Terminate, or Partially Terminate
       the Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XVII-1
17.2  Procedure in the Event of Discontinuance of Contributions, Termination,
       or Partial Termination. . . . . . . . . . . . . . . . . . . . . . . . .  XVII-1
17.3  Merger, Consolidation, or Transfer . . . . . . . . . . . . . . . . . . .  XVII-2

ARTICLE XVIII   ADOPTING EMPLOYERS
------------------------------------------------------------------------------

18.1  Adoption by Other Employers. . . . . . . . . . . . . . . . . . . . . . .  XVIII-1
18.2  Single Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XVIII-1

ARTICLE XIX   MISCELLANEOUS PROVISIONS
------------------------------------------------------------------------------

19.1  Not Contract of Employment . . . . . . . . . . . . . . . . . . . . . . .  XIX-1
19.2  Alienation of Interest Forbidden . . . . . . . . . . . . . . . . . . . .  XIX-1
19.3  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XIX-1
19.4  Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XIX-1
19.5  Payments to Minors and Incompetents. . . . . . . . . . . . . . . . . . .  XIX-1
19.6  Member's Address . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XIX-2

ARTICLE XX   TOP-HEAVY STATUS
------------------------------------------------------------------------------

20.1  Article Controls . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XX-1
20.2  Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XX-1
20.3  Top-Heavy Status . . . . . . . . . . . . . . . . . . . . . . . . . . . .  XX-2
20.4  Termination of Top-Heavy Status. . . . . . . . . . . . . . . . . . . . .  XX-4
20.5  Effect of Article. . . . . . . . . . . . . . . . . . . . . . . . . . . .  XX-4

                                      (vi)

                                        I

                          DEFINITIONS AND CONSTRUCTION
                          ----------------------------

     1.1     DEFINITIONS.  Where  the  following words and phrases appear in the
             -----------
Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1)  ACCOUNT(S):  A Member's  Cash or Deferred  Account,  Employer  Contribution
     ----------
     Account, and/or Rollover Contribution Account, including the amounts credited thereto.

(2)  ACT: The Employee Retirement Income Security Act of 1974, as amended.
     ---

(3)  BENEFICIARY: The individual entitled to receive payment of the benefit of a
     -----------
     deceased Member in accordance with Section 9.2.

(4)  BENEFIT PAYMENT DATE: With respect to each Member or Beneficiary,  the date
     --------------------
     such Member's or Beneficiary's benefit is paid to him from the Trust Fund.

(5)  CASH OR DEFERRED ACCOUNT:  An individual account for each Member,  which is
     ------------------------
     credited with the Cash or Deferred Contributions made by the Employer on such Member's behalf and the Employer Safe Harbor Contributions, if any, made on such Member's behalf pursuant to Section 3.3 to satisfy the restrictions set forth in Section 3.1(e) and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(6)  CASH OR  DEFERRED  CONTRIBUTIONS:  Contributions  made  to the  Plan by the
     --------------------------------
     Employer on a Member's behalf in accordance with the Member's elections to defer Compensation under the Plan's qualified cash or deferred arrangement as described in Section 3.1.

(7)  CODE: The Internal Revenue Code of 1986, as amended.
     ----

(8)  COMMITTEE:  The Investment Plan  Administrative  Committee appointed by the
     ---------
     Directors to administer the Plan.

(9)  COMPAQ: Compaq Computer Corporation.
     ------

(10) COMPAQ STOCK: The common stock of Compaq Computer Corporation and any other
     ------------
     stock into which such common stock may hereafter be changed, whether directly as a result of a single change or indirectly as a result of more than one change.

(11) COMPENSATION:  The  total of all  wages,  salaries,  fees for  professional
     ------------
     service, and other amounts received in cash or in kind by a Member for services actually rendered or labor performed for the Employer while a Member to the extent such amounts are includable in gross income, subject to the following adjustments and limitations:

     (A) The following shall be excluded:

          (i) Overtime pay, bonuses, commissions, shift differential, and incentive or other supplemental pay; provided, however, that neither "overtime pay" nor "shift differential" shall include any compensation attributable to hours worked in any workweek in excess of forty paid to an Employee whose regularly scheduled work weeks vary in a cycle, but (a) only to the extent that such compensation is attributable to hours that are regularly scheduled in such a workweek for such Employee and (b) in the case of an Employee whose regularly scheduled hours in a cycle exceed forty multiplied by the number of weeks in such cycle, only to the extent that the exclusion of such compensation from "overtime pay" or "shift differential" will not cause such Employee's Compensation, when calculated without compensation attributable to hours worked in a workweek over the regularly scheduled number of hours but not in excess of forty, to be an amount greater than if such Employee worked a regularly scheduled forty hours in each workweek in such cycle;

          (ii) Amounts realized from the receipt or exercise of a stock option that is not an incentive stock option within the meaning of section 422 of the Code;

          (iii)Amounts realized at the time property described in section 83 of the Code is transferable or no longer subject to a substantial risk of forfeiture;

          (iv) Amounts realized as a result of an election described in section 83(b) of the Code;

          (v) Any amount realized as a result of a disqualifying disposition within the meaning of section 421(a) of the Code; and

          (vi) Any other amounts that receive special tax benefits under the Code but are not hereinafter included.

     (B) Elective contributions made on a Member's behalf by the Employer that are not includable in income under section 125 or section 402(e)(3) of the Code shall be included.

     (C) The Compensation of any Member taken into account for purposes of the Plan shall be limited to $200,000 ($150,000 for Plan Years beginning after December 31, 1993) for any Plan Year with such limitation to be:

          (i)  Adjusted  automatically  to  reflect  any  amendments  to section
               401(a)(17)   of  the  Code  and  any   cost-of-living   increases
               authorized by section 401(a)(17) of the Code;

          (ii) Prorated for a Plan Year of less than twelve months and to the extent otherwise required by applicable law; and

          (iii)In the case of a Member who is either a five-percent owner of the Employer (within the meaning of section 416(i)(1)(A)(iii) of the Code) or is one of the ten most Highly Compensated Employees for the Plan Year and who has a spouse and/or lineal descendants who are under the age of nineteen as of the end of a Plan Year who receive Compen-sation during such Plan Year, prorated and allocated among such Member, his spouse, and/or lineal descendants under the age of nineteen based on the Compensation for such Plan Year of each such individual.

(12) CONTROLLED ENTITY:  Each corporation that is a member of a controlled group
     -----------------
     of corporations, within the meaning of section 1563(a) (determined without regard to sections 1563(a)(4) and 1563(e)(3)(C)) of the Code, of which the Employer is a member, each trade or business (whether or not incorporated) with which the Employer is under common control, and each member of an affiliated service group, within the meaning of section 414(m) of the Code, of which the Employer is a member.

(13) DIRECT  ROLLOVER:  A payment  by the Plan to an  Eligible  Retirement  Plan
     ----------------
     designated by a Distributee pursuant to Section 10.4.

(14) DIRECTORS: The Board of Directors of Compaq Computer Corporation.
     ---------

(15) DISTRIBUTEE: Each (A) Member entitled to an Eligible Rollover Distribution,
     -----------
     (B) Member's surviving spouse with respect to the interest of such surviving spouse in an Eligible Rollover Distribution, and (C) former spouse of a Member who is an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, with regard to the interest of such former spouse in an Eligible Rollover Distribution.

(16) EARLY RETIREMENT DATE: The date prior to a Member's Normal  Retirement Date
     ---------------------
     upon which such Member terminates Service after attaining the age of fifty-five.

(17) EFFECTIVE DATE: January 1, 1994, as to this restatement of the Plan, except
     --------------
     (A) as otherwise indicated in specific provisions of the Plan and (B) that provisions of the Plan required to have an earlier effective date by the Tax Reform Act of 1986, the Technical and Miscellaneous Revenue Act of 1988, technical corrections to the Retirement Equity Act of 1984, or the Deficit Reduction Act of 1984, or by regulations issued pursuant to such Acts, shall be effective as of the required effective date in such Acts and/or regulations.

(18) ELIGIBLE EMPLOYEE:  Each (A) Employee of Compaq, other than (i) an Employee
     -----------------
     whose terms and conditions of employment are governed by a collective bargaining agreement unless such agreement provides for his coverage under the Plan and (ii) a nonresident alien who has no United States source income and (B) Employee of an Employer other than Compaq who is included in the class of Employees designated by such Employer as eligible to participate in the Plan; provided, however, that Eligible Employee shall not include any Employee who is a Leased Employee. Notwithstanding any provision of the Plan to the contrary, no individual who is designated, compensated, or otherwise classified or treated by the Employer as an independent contractor shall be eligible to become a Member of the Plan.

(19) ELIGIBLE  RETIREMENT  PLAN: (A) With respect to a Distributee  other than a
     --------------------------
     surviving  spouse,  an individual  retirement  account described in section
     408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified plan described in section 401(a) of the Code, which under its provisions accepts such Distribu-tee's Eligible Rollover Distribution, and (B) with respect to a Distributee who is a surviving spouse, an individual retirement account described in section 408(a) of the Code or an individual retirement annuity described in section 408(b) of the Code.

(20) ELIGIBLE ROLLOVER  DISTRIBUTION:  Any distribution of all or any portion of
     -------------------------------
     the Accounts of a Distributee, other than (A) a distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary or for a specified period of ten years or more, (B) a distribution to the extent such distribution is required under section 401(a)(9) of the Code, (C) the portion of a distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), (D) a loan treated as a distribution under section 72(p) of the Code and not excepted by section 72(p)(2), (E) a loan in default that is a deemed distribution, (F) any corrective distribution provided in Sections 3.7 and 4.6(b), and (G) any other distribution so designated by the Internal Revenue Service in revenue rulings, notices, and other guidance of general applicability.

(21) EMPLOYEE:  Each (A)  individual  employed  by the  Employer  and (B) Leased
     --------
     Employee.

(22) EMPLOYER:  Compaq and each entity that has adopted the Plan pursuant to the
     --------
     provisions of Article XVIII.

(23) EMPLOYER CONTRIBUTION ACCOUNT: An individual account for each Member, which
     -----------------------------
     is credited with the sum of (A) the Employer Matching Contributions made on such Member's behalf and (B) the Employer Safe Harbor Contribu-tions, if any, made on such Member's behalf pursuant to Section 3.3 to satisfy the restrictions set forth in Section 3.4 and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(24) EMPLOYER  CONTRIBUTIONS:  The total of Employer Matching  Contributions and
     -----------------------
     Employer Safe Harbor Contributions.

(25) EMPLOYER  MATCHING  CONTRIBUTIONS:  Contributions  made to the  Plan by the
     ---------------------------------
     Employer pursuant to Section 3.2.

(26) EMPLOYER SAFE HARBOR  CONTRIBUTIONS:  Contributions made to the Plan by the
     -----------------------------------
     Employer pursuant to Section 3.3.

(27) EMPLOYMENT  COMMENCEMENT  DATE:  The  date on  which  an  individual  first
     ------------------------------
     performs an Hour of Service.

(28) HIGHLY COMPENSATED EMPLOYEE: Each Employee who performs services during the
     ---------------------------
     Plan Year for which the determination of who is highly compensated is being made (the "DETERMINATION YEAR") and who:

     (A) Is a five-percent owner of the Employer (within the meaning of section 416(i)(1)(A)(iii) of the Code) at any time during the Determination Year or the twelve-month period immediately preceding the Determination Year (the "LOOK-BACK YEAR"); or

     (B) Receives compensation (within the meaning of section 415(c)(3) of the Code, including elective or salary reduction contributions to a cafeteria plan, cash or deferred arrangement, or tax-sheltered annuity; "compensation" for purposes of this Paragraph) in excess of $75,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 414(q)(1) of the
          Code) during the Look-Back Year; or

     (C) Receives compensation in excess of $50,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 414(q)(1) of the Code) during the Look-Back Year and is a member of the top 20% of Employees for the Look-Back Year (other than Employees described in section 414(q)(8) of the Code) ranked on the basis of compensation received during the year; or

     (D) Is an officer (within the meaning of section 416(i) of the Code) during the Look-Back Year and receives compensation in the Look-Back Year greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which the Look-Back Year begins; or

     (E) Is described in clauses (B), (C), or (D) above (after modifying such clauses to substitute the Determination Year for the Look-Back Year) and is one of the 100 Employees who receives the most compensation from the Employer or a Controlled Entity during the Determination Year.

For purposes of the preceding sentence, (i) no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers, (ii) if no officer has compensation in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code, then the highest-paid officer shall be deemed to be a Highly Compensated Employee, (iii) all employers aggregated with the Employer under section 414(b), (c), (m), or (o) of the Code shall be treated as a single employer, (iv) a former Employee who had a separation year (generally, the Determination Year such Employee separates from service) prior to the Determination Year and who was an active Highly Compensated Employee for either such separation year or any Determination Year ending on or after such Employee's fifty-fifth birthday shall be deemed to be a Highly Compensated Employee, and (v) the Committee may elect, in accordance with the provisions of applicable Treasury regulations, rulings and notices, to make the Look-Back Year calculation for a Determination Year on the basis of the calendar year ending with or within the applicable Determination Year (or, in the case of a Determination Year that is shorter than twelve months, the calendar year ending with or within the twelve-month period ending with the end of the applicable Determination Year). Further, if any individual is a member of the family of a five-percent owner or of a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest compensation during the year, then such individual shall not be considered a separate employee and any compensation paid to such individual (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) the five-percent owner or Highly Compensated Employee. For purposes of the preceding sentence, the term "family" means, with respect to any active or former Employee, such Employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants. To the extent that the provisions of this Paragraph are inconsistent or conflict with the definition of a "highly compensated employee" set forth in section 414(q) of the Code and the Treasury regulations thereunder, the relevant terms and provisions of section 414(q) of the Code and the Treasury regulations thereunder shall govern and control.

(29) HOUR OF  SERVICE:  Each  hour  for  which  an  individual  is  directly  or
     ----------------
     indirectly paid, or entitled to payment, by the Employer or a Controlled Entity for the performance of duties.

(30) INVESTMENT  FUND:  A portion  of the Trust  Fund,  which is  invested  in a
     ----------------
     specified manner as described in Section 5.2.

(31) LEASED  EMPLOYEE:  Each person who is not an employee of the  Employer or a
     ----------------
     Controlled Entity but who performs services for the Employer or a Controlled Entity pursuant to an agreement (oral or written) between the Employer or a Controlled Entity and any leasing organization, provided that such person has performed such services for the Employer or a Controlled Entity or for related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by the Employer's or Controlled Entity's employees in the Employer's or Controlled Entity's field of business.

(32) LEAVE OF ABSENCE:  A period during which an Employee is granted a temporary
     ----------------
     absence from active employment (with or without pay) by his Employer for a specified period of time under terms whereby such absence does not constitute a termination of such Employee's employment and, at the end of which, such Employee returns to active employment with such Employer.

(33) MEMBER:  Each individual who (A) has met the eligibility  requirements  for
     ------
     participa-tion in the Plan and elected to participate in the Plan pursuant to Article II or (B) has made a Rollover Contribution in accordance with
     Section 3.8(b), but only to the extent provided in Section 3.8(b).

(34) NORMAL RETIREMENT DATE: The date a Member attains the age of sixty-five.
     ----------------------

(35) PARTICIPATION  SERVICE:  The  measure of  service  used in  determining  an
     ----------------------
     Employee's eligibility to participate in the Plan as determined pursuant to
     Section 2.2.

(36) PERIOD OF SERVICE: Each period of an individual's Service commencing on his
     -----------------
     Employment Commencement Date or a Reemployment Commencement Date, if applicable, and ending on a Severance from Service Date. Notwithstanding the foregoing, a period during which an individual is absent from Service either by reason of an unpaid Leave of Absence, the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for the purposes of caring for such child for the period immediately following such birth or placement shall not constitute a Period of Service between the first and second anniversary of the first date of such absence. A Period of Service shall also include any period required to be credited as a Period of Service by federal law other than the Act or the Code, but only under the conditions and to the extent so required by such federal law.

(37) PERIOD OF  SEVERANCE:  Each period of time  commencing  on an  individual's
     --------------------
     Severance from Service Date and ending on a Reemployment Commencement Date.

(38) PLAN: The Compaq Computer Corporation Investment Plan, as amended from time
     ----
     to time.

(39) PLAN ENTRY DATE: The first day of each calendar month.
     ---------------

(40) PLAN YEAR: The twelve-consecutive month period commencing January 1 of each
     ---------
     year.

(41) REEMPLOYMENT  COMMENCEMENT  DATE:  The first date upon which an  individual
     --------------------------------
     performs an Hour of Service following a Severance from Service Date.

(42) ROLLOVER  CONTRIBUTION  ACCOUNT:  An  individual  account  for an  Eligible
     -------------------------------
     Employee, which is credited with the Rollover Contributions of such Employee and which is credited with (or debited for) such account's allocation of net income (or net loss) and changes in value of the Trust Fund.

(43) ROLLOVER CONTRIBUTIONS: Contributions made by an Eligible Employee pursuant
     ----------------------
     to Section 3.8.

(44) SERVICE:  The period of an  individual's  employment with the Employer or a
     -------
     Controlled Entity.

(45) SEVERANCE  FROM SERVICE DATE: The earlier of (A) the first date on which an
     ----------------------------
     individual terminates his Service following his Employment Commencement Date or a Reemployment Commence-ment Date, if applicable, or (B) the first anniversary of the first date of a period in which an Employee remains absent from Service (with or without pay) with the Employer for any reason other than resignation, retirement, discharge, or death, such as vacation, holiday, Leave of Absence, disability, or layoff that is not classified by the Employer as a termination of Service. Notwithstanding the foregoing, the Severance from Service Date of an individual who is absent from Service by reason of an unpaid Leave of Absence, the individual's pregnancy, the birth of a child of the individual, the placement of a child with the individual in connection with the adoption of such child by the individual, or for purposes of caring for such child for the period immediately following such birth or placement shall be the second anniversary of the first date of such absence.

(46) TRUST: The Compaq Computer  Corporation  Investment Trust established under
     -----
     the Trust Agreement to hold and invest contributions made under the Plan and income thereon, and from which the Plan benefits are distributed.

(47) TRUST  AGREEMENT:  The  agreement(s)  entered into  between  Compaq and the
     ----------------
     Trustee establishing the Trust, as such agreement(s) may be amended from time to time.

(48) TRUST FUND: The funds and properties held pursuant to the provisions of the
     ----------
     Trust Agreement for the use and benefit of the Members, together with all income, profits, and increments thereto.

(49) TRUSTEE:  The  trustee or  trustees  qualified  and acting  under the Trust
     -------
     Agreement at any time.

(50) VALUATION DATES: Each and every business day of the Plan Year.
     ---------------

(51) VESTED INTEREST:  The portion of a Member's Accounts which, pursuant to the
     ---------------
     Plan, is nonforfeitable.

(52) VESTING  SERVICE:  The measure of service  used in  determining  a Member's
     ----------------
     Vested Interest as determined pursuant to Section 8.4.

     1.2     NUMBER  AND GENDER.  Wherever appropriate herein, words used in the
             ------------------
singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

     1.3     HEADINGS.  The  headings  of  Articles  and  Sections  herein  are
             --------
included solely for convenience and, if there is any conflict between such headings and the text of the Plan, the text shall control.

     1.4     CONSTRUCTION.  It is intended that the Plan be qualified within the
             ------------
meaning  of  section  401(a)  of the Code and that the Trust be tax exempt under section 501(a) of the Code, and all provisions herein shall be construed in accordance with such intent.

                                       II

                                  PARTICIPATION
                                  -------------

     2.1     ELIGIBILITY.  Each  Eligible Employee shall be eligible to become a
             -----------
Member upon the Plan Entry Date coincident with or next following the date on which such Eligible Employee completes six months of Participation Service. Notwithstanding the foregoing:

          (a) An Eligible Employee who was a Member of the Plan on the day prior to the Effective Date shall remain a Member of this restatement thereof as of the Effective Date;

          (b) An Eligible Employee who was a Member of the Plan prior to a termination of employment shall be eligible to remain a Member immediately upon his reemploy-ment as an Eligible Employee;

          (c) An Employee who has completed six months of Participation Service but who has not become a Member of the Plan because he was not an Eligible Employee shall be eligible to become a Member of the Plan immediately upon becoming an Eligible Employee;

          (d) An Eligible Employee who had completed six months of Participation Service but who had not become a Member of the Plan prior to a termination of his employment shall be eligible to become a Member immediately upon his reemployment;

          (e) A Member who ceases to be an Eligible Employee but remains an Employee shall continue to be a Member but, on and after the date he ceases to be an Eligible Employee, he shall no longer be entitled to defer Compensation hereunder or share in allocations of Employer Contributions unless and until he shall again become an Eligible Employee.

     2.2     PARTICIPATION  SERVICE.
             ----------------------

          (a) Subject to the remaining Paragraphs of this Section, an individual shall be credited with Participation Service in an amount equal to his aggregate Periods of Service whether or not such Periods of Service are completed consecutively.

          (b) Paragraph (a) above notwithstanding, if an individual terminates his Service (at a time other than during a Leave of Absence) and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of his Severance from Service Date, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph
     (a) above.

          (c) Paragraph (a) above notwithstanding, if an individual terminates his Service during a Leave of Absence and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of the beginning of such Leave of Absence, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (a) above.

          (d) In the case of an individual who terminates employment at a time when he does not have any Vested Interest in his Employer Contribution Account but who then incurs a Period of Severance which equals or exceeds the greater of (1) five years or (2) his Period of Service prior to such Period of Severance, such individual's Period of Service completed before such Period of Severance shall be disregarded in determining his Participation Service.

     2.3     ELECTION  TO BECOME A MEMBER.  Membership in the Plan is voluntary.
             ----------------------------
Any Eligible Employee may become a Member on any Plan Entry Date coincident with or next following the date upon which he first becomes eligible pursuant to
Section 2.1 by executing and filing with the Committee, within the time limits prescribed by the Committee, the Compensation reduction agreement prescribed by the Committee.

                                       III

                                  CONTRIBUTIONS
                                  -------------

     3.1     CASH  OR  DEFERRED  CONTRIBUTIONS.
             ---------------------------------

          (a) A Member may elect to defer an integral percentage of from 1% to 14% (or, with respect to a Member who is a Highly Compensated Employee, such lesser percentage as may be prescribed from time to time by the Committee) of his Compensa-tion for a Plan Year by having the Employer contribute the amount so deferred to the Plan. Compensation for a Plan Year not so deferred by such election shall be received by such Member in cash. A Member's election to defer an amount of his Compensation pursuant to this Section shall be made by executing a Compensation reduction agreement pursuant to which the Member authorizes the Employer to reduce his Compensation in the elected amount and the Employer, in consideration thereof, agrees to contribute an equal amount to the Plan. The reduction in a Member's Compensation for a Plan Year pursuant to his election under a Compensation reduction agreement shall be effected by Compensation reductions as of each payroll period within such Plan Year following the effective date of such agreement. The amount of Compensation elected to be deferred by a Member for a Plan Year pursuant to this Section shall become a part of the Employer's Cash or Deferred Contributions for such Plan Year.

          (b) A Member's Compensation reduction agreement shall remain in force and effect for all periods following the date of its execution until modified or terminated or until such Member terminates his employment. A Member who has elected to defer a portion of his Compensation may change his deferral election percentage (within the percentage limits set forth in Paragraph (a) above), effective as of the first day of any calendar month, by executing and delivering to the Committee a new Compensation reduction agreement within the time period prescribed by the Committee.

          (c) A Member may cancel his Compensation reduction agreement, effective as of the first day of any calendar month that the Committee determines to be administratively convenient, but in no event later than the second calendar month following the Committee's receipt of such cancellation agreement, by executing and delivering to the Committee a Compensation reduction cancellation agreement in the form prescribed by the Committee within the time period prescribed by the Committee. A Member who so cancels his Compensation reduction agreement may resume Compensation deferrals, effective as of the first day of any calendar month following the calendar month in which such cancellation agreement was effective, by executing and delivering to the Committee a new Compensation reduction agreement within the time period prescribed by the Committee.

          (d) In  restriction of the Members'  elections  provided in Paragraphs
     (a), (b), and (c) above, the Cash or Deferred Contributions and the elective deferrals (within the meaning of section 402(g)(3) of the Code) under all other plans, contracts, and arrangements of the Employer on behalf of any Member for any calendar year shall not exceed $7,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustments authorized by section 402(g)(5) of the Code).

                                     III-1

          (e) In further restriction of the Members' elections provided in Paragraphs (a), (b), and (c) above, it is specifically provided that one of the "actual deferral percentage" tests set forth in section 401(k)(3) of the Code and the Treasury regulations thereunder must be met in each Plan Year. If multiple use of the alternative limitation (within the meaning of section 401(m)(9) of the Code and Treasury Regulation 1.401(m)-2(b)) occurs during a Plan Year, such multiple use shall be corrected in accordance with the provisions of Treasury Regulation 1.401(m)-2(c); provided, however, that if such multiple use is not eliminated by making Employer Safe Harbor Contributions, then the "actual contribution percentages" of all Highly Compensated Employees participating in the Plan shall be reduced, and the excess contributions distributed, in accordance with the provisions of
     Section 3.7(c) and applicable Treasury regulations so that there is no such multiple use.

          (f) If the restrictions set forth in Paragraph (d) or (e) above would not otherwise be met for any Plan Year, the Compensation deferral elections made pursuant to Paragraphs (a), (b), and (c) above of Members who are Highly Compensated Employees may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine.

          (g) As of the last day of each payroll period, the Employer shall contribute to the Trust, as Cash or Deferred Contributions with respect to each Member, an amount equal to the amount of Compensation elected to be deferred, pursuant to Paragraphs (a) and (b) above (as adjusted pursuant to Paragraph (f) above), by such Member during such payroll period. Such contributions, as well as the contributions made pursuant to Sections 3.2(a) and 3.3, shall be made without regard to current or accumulated profits of the Employer. Notwithstanding the foregoing, the Plan is intended to qualify as a profit sharing plan for purposes of sections 401(a), 402, 412, and 417 of the Code.

     3.2     EMPLOYER  MATCHING  CONTRIBUTIONS.
             ----------------------------------

          (a) For each payroll period, the Employer shall contribute to the Trust, as Employer Matching Contribu-tions, an amount that equals 100% of the Cash or Deferred Contributions that were made pursuant to Section 3.1 on behalf of each of the Members during such payroll period and that were not in excess of 6% of each such Member's Compensation for such payroll period. In addition to the Employer Matching Contribution made pursuant to the preceding sentence, for each payroll period, the Employer shall contribute an amount that equals the difference, if any, between (1) 100% of the total Cash or Deferred Contributions made pursuant to Section 3.1 by each Member for the current and all prior payroll periods in the current Plan Year not in excess of 6% of each such Member's total Compensation for the current and all prior payroll periods in the current Plan Year and (2) the total Employer Matching Contributions made on behalf of each such Member for the current payroll period (pursuant to the preceding sentence) and all prior payroll periods in the current Plan Year (pursuant to this Paragraph); provided, however, that the Employer Matching Contribution made pursuant to this sentence for any payroll period on behalf of any Member, when combined with the Employer Matching Contribution made pursuant to the preceding sentence on behalf of such Member for such payroll period, shall not exceed 6% of such Member's Compensation for such payroll period.

                                     III-2

          (b) For each Plan Year, the Employer may contribute to the Trust out of its current or accumulated earnings and profits an additional Employer Matching Contribution in an amount determined in its discretion on behalf of each of the Members who made Cash or Deferred Contributions during such Plan Year.

          (c) Employer Matching Contributions may be made in cash or Compaq Stock, as determined by and in the discretion of the Employer.

     3.3     EMPLOYER  SAFE  HARBOR  CONTRIBUTIONS.  In addition to the Employer
             -------------------------------------
Matching Contributions made pursuant to Section 3.2, the Employer, in its discretion, may contribute for each Plan Year, as a "safe harbor contribution" for such Plan Year, the amounts necessary to cause the Plan to satisfy the restrictions set forth in Section 3.1(e) (with respect to certain restrictions on Cash or Deferred Contributions) and Section 3.4 (with respect to certain restrictions on Employer Matching Contributions). Amounts contributed in order to satisfy the restrictions set forth in Section 3.1(e) shall be considered "qualified matching contributions" (within the meaning of Treasury Regulation 1.401(k)-1(g)(13)) for purposes of such Section, and amounts contributed in order to satisfy the restrictions set forth in Section 3.4 shall be considered Employer Matching Contributions for purposes of such Section. Any amounts contributed pursuant to this Paragraph shall be allocated in accordance with the provisions of Sections 4.2(d) and (e).

     3.4     RESTRICTIONS  ON  EMPLOYER  CONTRIBUTIONS.  In  restriction  of the
             -----------------------------------------
Employer Contributions hereunder, it is specifically provided that one of the "actual contribution percentage" tests set forth in section 401(m) of the Code and the Treasury regulations thereunder must be met in each Plan Year. The Committee may elect, in accordance with applicable Treasury regulations, to treat Cash or Deferred Contributions to the Plan as Employer Matching Contributions for purposes of meeting this requirement.

     3.5     PAYMENTS TO TRUSTEE.  Contributions under the Plan shall be paid by
             -------------------
the Employer directly to the Trustee as soon as practicable after such contributions are made. On or about the date of any such payment to the Trustee, the Committee shall be informed as to the amount of such payment.

     3.6     RETURN  OF  CONTRIBUTIONS.  Anything  to  the  contrary  herein
             -------------------------
notwithstanding, the Employer's contributions to the Plan are contingent upon the deductibility of such contributions under section 404 of the Code. To the extent that a deduction for contributions is disallowed, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the date of disallowance, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto. Moreover, if Employer contributions are made under a mistake of fact, such contributions shall, upon the written demand of the Employer, be returned to the Employer by the Trustee within one year after the payment thereof, reduced by any net losses of the Trust Fund attributable thereto but not increased by any net earnings of the Trust Fund attributable thereto.

                                     III-3

3.7     DISTRIBUTION OR FORFEITURE OF EXCESS DEFERRALS AND EXCESS CONTRIBUTIONS.
        -----------------------------------------------------------------------

          (a) Anything to the contrary herein notwithstanding, any Cash or Deferred Contributions to the Plan for a calendar year on behalf of a Member in excess of the limitations set forth in Section 3.1(d) and any "excess deferrals" from other plans allocated to the Plan by such Member no later than March 1 of the next following calendar year (within the meaning of, and pursuant to the provisions of, section 402(g)(2) of the Code) shall be distributed to such Member not later than April 15 of the next following calendar year.

          (b) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Cash or Deferred Contributions made by the Employer on behalf of Highly Compensated Employees exceeds the maximum amount of Cash or Deferred Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.1(e) (determined by reducing Cash or Deferred Contributions on behalf of Highly Compensated Employees in order of the "actual deferral percentages" (as that term is defined in section 401(k)(3)(B) of the Code and the Treasury regulations thereunder) beginning with the highest of such percentages), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess was contributed before the end of the next following Plan Year. For purposes of this Paragraph, the determination and correction of excess Cash or Deferred Contributions of a Member whose actual deferral percentage is determined under the family aggregation rules of sections 401(k) and 414(q) of the Code shall be made in accordance with the provisions of such sections and the Treasury regulations thereunder.

          (c) Anything to the contrary herein notwithstanding, if, for any Plan Year, the aggregate Employer Contributions allocated to the Employer Contribution Accounts of Highly Compensated Employees exceed the maximum amount of such Employer Contributions permitted on behalf of such Highly Compensated Employees pursuant to Section 3.4 (determined by reducing Employer Contributions made on behalf of Highly Compensated Employees in order of the "contribution percentages" (as that term is defined in section 401(m)(3) of the Code and Treasury regulations thereunder) beginning with the highest of such percentages), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess contributions were made (or, if such excess contributions are forfeitable, they shall be forfeited) before the end of the next following Plan Year. For purposes of this Paragraph, the determination and correction of excess Employer Contributions allocated to the Employer Contribution Account of a Member whose contribution percentage is determined under the family aggregation rules of sections 401(m) and 414(q) of the Code shall be made in accordance with the provisions of such sections and the Treasury regulations thereunder. Employer Contributions shall be forfeited pursuant to this Paragraph only if distribution of all vested Employer Contributions is insufficient to meet the requirements of this Paragraph. If vested Employer Contributions are distributed to a Member and nonvested Employer Contributions remain credited to such Member's Accounts, such nonvested Employer Contributions shall vest at the same rate as if such distribution had not been made.

          (d) In coordinating the disposition of excess deferrals and excess contributions pursuant to this Section, such excess deferrals and excess contributions shall be distributed or forfeited as follows:

                                     III-4

               (1) First, Cash or Deferred Contributions that constitute excess deferrals described in Paragraph (a) above which are not considered in determining the amount of Employee Matching Contributions pursuant to
          Section 3.2 shall be distributed;

               (2) Second, excess Cash or Deferred Contributions that constitute excess deferrals described in Paragraph (a) above which are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.2 shall be distributed, and the Employer Matching Contributions with respect to such Cash or Deferred Contributions shall be forfeited;

               (3) Third, excess Cash or Deferred Contributions described in Paragraph (b) above that are not considered in determining the amount of Employer Matching Contributions pursuant to Section 3.2 shall be distributed;

               (4) Fourth, excess Cash or Deferred Contributions described in Paragraph (b) above that are considered in determining the amount of Employer Matching Contributions pursuant to Section 3.2 shall be distributed, and the Employer Matching Contributions with respect to such Cash or Deferred Contributions shall be forfeited; and

               (5) Fifth, excess Employer Contributions  described in Para-graph
          (c) above shall be distributed (or, if forfeitable, forfeited).

          (e) Any distribution or forfeiture of excess deferrals or excess contributions pursuant to the provisions of this Section shall be adjusted for income or loss allocated thereto in accordance with the provisions of
     Section 4.4 through the Valuation Date next preceding the date of the distribution or forfeiture. Any forfeiture pursuant to the provisions of this Section shall be considered to have occurred on the date which is 2-1/2 months after the end of the Plan Year.

     3.8     ROLLOVER  CONTRIBUTIONS.
             -----------------------

          (a) Qualified Rollover Contributions may be made to the Plan by any Eligible Employee of amounts that are "eligible rollover distributions" within the meaning of section 402(f)(2)(A) of the Code from an employees' trust described in section 401(a) of the Code, which is exempt from tax under section 501(a) of the Code. A Rollover Contribution may be made to the Plan irrespective of whether such eligible rollover distribution was paid to the Eligible Employee or paid to the Plan as a "direct" Rollover Contribution, but only if any such Rollover Contribution is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations promulgated thereunder. A direct Rollover Contribution to the Plan may be effectuated only by wire transfer directed to the Trustee or by issuance of a check made payable to the Trustee, which is negotiable only by the Trustee and which identifies the Eligible Employee for whose benefit the Rollover Contribution is being made. Any Eligible Employee desiring to effect a Rollover Contribution to the Plan must execute and file with the Committee the form prescribed by the Committee for such purpose. The Committee may require as a condition to accepting any Rollover Contribution that such Eligible Employee furnish any evidence that the Committee in its discretion deems satisfactory to establish that the proposed Rollover Contribution is in fact such an eligible rollover distribution and is made pursuant to and in accordance with applicable provisions of the Code and Treasury regulations. All Rollover Contributions to the Plan must be made in cash. A Rollover Contribution shall be credited to the Rollover Contribution Account of the Eligible Employee for whose benefit such Rollover Contribution is being made as of the last day of the month in which such Rollover Contribution is made.

                                     III-5

          (b) An Eligible Employee who has made a Rollover Contribution in accordance with this Section, but who has not otherwise become a Member of the Plan in accordance with Article II, shall become a Member coincident with such Rollover Contribution; provided, however, that such Member shall not have a right to defer Compensation or have Employer Contributions made on his behalf until he has otherwise satisfied the requirements imposed by
     Article II.

                                     III-6

                                       IV

                                   ALLOCATIONS
                                   -----------

     4.1     SUSPENSE  ACCOUNT.  All  contributions,  forfeitures,  and  the net
             -----------------
income (or net loss) of the Trust Fund shall be held in a suspense account until allocated to the Accounts of the Members as provided herein.

     4.2     ALLOCATION  OF  CONTRIBUTIONS.
             -----------------------------

          (a) Cash or Deferred Contributions made by the Employer on a Member's behalf for each payroll period pursuant to Section 3.1 shall be allocated to such Member's Cash or Deferred Account as of the last day of such payroll period.

          (b) The Employer Matching Contributions for each payroll period pursuant to Section 3.2(a) shall be allocated as of the last day of such payroll period to the Employer Contribution Accounts of the Members for whom such contributions were made.

          (c) The Employer Matching Contributions for each Plan Year pursuant to
     Section 3.2(b) shall be allocated as of the last day of such Plan Year to the Employer Contribution Accounts of the Members for whom such contributions were made. The allocation to each such eligible Member's Employer Contribution Account shall be that portion of such Employer Matching Contributions which is in the same proportion that the total of the Employer Matching Contributions allocated pursuant to Paragraph (b) above to such eligible Member's Employer Contribution Account for such Plan Year bears to the total of all Employer Matching Contributions allocated pursuant to Paragraph (b) above to all such eligible Members' Employer Contribution Accounts for such Plan Year.

          (d) The Employer  Safe Harbor  Contribution,  if any, made pursuant to
     Section 3.3 for a Plan Year in order to satisfy the restrictions set forth in Section 3.1(e) shall be allocated as of the last day of such Plan Year to the Cash or Deferred Accounts of Members who (1) received an allocation of Cash or Deferred Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Member individually referred to as an "ELIGIBLE MEMBER" for purposes of this Paragraph) as follows:

               (1) First, to the Cash or Deferred Account of the Eligible Member who received the least amount of Compensation for such Plan Year until the limitation set forth in Section 4.6 has been reached as to such Eligible Member;

               (2) Next, to the Cash or Deferred Account of the Eligible Member who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in Section 4.6 has been reached as to such Eligible Member; and

               (3) Next, continuing in such manner until such Employer Safe Harbor Contribution has been allocated completely or the limitation set forth in Section 4.6 has been reached as to all Eligible Members.

The remaining portion, if any, of such Employer Safe Harbor Contribution shall be allocated among the Cash or Deferred Accounts of all Members who were Eligible Employees during such Plan Year, with the allocation to each such Member's Cash or Deferred Account being the portion of such remaining Employer
Safe Harbor Contribution which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Member's Compensation for such Plan Year, subject to the limitation set forth in Section
4.6 with respect to each such Member.

          (e) The Employer  Safe Harbor  Contribution,  if any, made pursuant to
     Section 3.3 for a Plan Year in order to satisfy the restrictions set forth in Section 3.4 shall be allocated as of the last day of such Plan Year to the Employer Contribution Accounts of Members who (1) received an allocation of Employer Matching Contributions for such Plan Year and (2) were not Highly Compensated Employees for such Plan Year (each such Member individually referred to as an "ELIGIBLE MEMBER" for purposes of this Paragraph) as follows:

               (1) First, to the Employer Contribution Account of the Eligible Member who received the least amount of Compensation for such Plan Year until the limitation set forth in Section 4.6 has been reached as to such Eligible Member;

               (2) Next, to the Employer Contribution Account of the Eligible Member who received the next smallest amount of Compensation for such Plan Year until the limitation set forth in Section 4.6 has been reached as to such Eligible Member; and

               (3) Next, continuing in such manner until such Employer Safe Harbor Contribution has been allocated completely or the limitation set forth in Section 4.6 has been reached as to all Eligible Members.

The remaining portion, if any, of such Employer Safe Harbor Contribution shall be allocated among the Employer Contribution Accounts of all Members who were Eligible Employees during such Plan Year, with the allocation to each such Member's Employer Contribution Account being the portion of such remaining Employer Safe Harbor Contribution which is in the same proportion that such Member's Compensation for such Plan Year bears to the total of all such Member's Compensation for such Plan Year, subject to the limitation set forth in Section
4.6  with  respect  to  each  such  Member.

          (f) If an Employer Safe Harbor Contribution is made in order to satisfy the restrictions set forth in both Section 3.1(e) and Section 3.4 for the same Plan Year, the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in Section 3.1(e) shall be allocated (pursuant to Paragraph (d) above) prior to allocating the Employer Safe Harbor Contribution made in order to satisfy the restrictions set forth in
     Section 3.4 (pursuant to Paragraph (e) above).

     4.3     APPLICATION  OF  FORFEITURES.  Any amounts that are forfeited under
             ----------------------------
any provision of the Plan hereof during a Plan Year shall be applied to reduce Employer Matching Contributions or Employer Safe Harbor Contributions, if any, next coming due. For all Valuation Dates prior to such application, forfeited amounts held in a suspense account shall not receive allocations of net income (or net loss) pursuant to Section 4.4.

     4.4     ALLOCATION  OF  NET  INCOME  OR  LOSS AND NET INCREASE OR DECREASE.
             ------------------------------------------------------------------

          (a) As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund assets and the net income (or net loss) of the Trust Fund. The net income (or net loss) of each Investment Fund within the Trust Fund since the next preceding Valuation Date shall be ascertained by the Trustee, including any net increase or net decrease in the value of the assets of each such Investment Fund since the next preceding Valuation Date. As soon as practicable after the last day of each calendar quarter, the Trustee shall deliver to the Committee a written statement of such determinations for each such quarter.

          (b) For purposes of allocations of net increase (or net decrease) in fair market value and net income (or net loss) of the Trust Fund, each Member's Accounts (or subaccounts) shall be divided into subaccounts to reflect such Member's investment designation in a particular Investment Fund or Investment Funds pursuant to Article V. As of each Valuation Date, the net increase (or net decrease) in fair market value and net income (or net loss) of each Investment Fund, separately and respectively, shall be allocated among the corresponding subaccounts of the Members who had such corresponding subaccounts on the next preceding Valuation Date, and each such corresponding subaccount shall be credited with (or debited for) that portion of such net increase (or net decrease) in fair market value and net income (or net loss) that the value of each such corresponding subaccount on such next preceding Valuation Date was of the value of all such corresponding subaccounts on such date; provided, however, that the value of such subaccounts as of the next preceding Valuation Date shall be reduced by the amount of any withdrawals or distributions made therefrom since the next preceding Valuation Date.

          (c) Except as provided in Section 5.4, with respect to each Member whose employment is terminated for any reason, so long as there is any balance in any of his Accounts (including an Account payable to a Beneficiary of a Member or an alternate payee under a qualified domestic relations order, as defined in section 414(p)(8) of the Code), such Account or Accounts shall continue to receive allocations pursuant to this Section.

     4.5     ALLOCATIONS  ATTRIBUTABLE  TO COMPAQ STOCK.  Plan provisions to the
             ------------------------------------------
contrary notwithstanding, the provisions of this Paragraph shall be applicable with respect to allocations and accounting for Compaq Stock held by the Plan. All amounts that are allocated to a Member's Accounts under the Plan and are to be invested in Compaq Stock shall be used to purchase shares of Compaq Stock as soon as practicable after such allocation at such times, in such quantities, and from such sources as determined by the Trustee. Shares of Compaq Stock so purchased for a Member's Accounts shall be earmarked for the benefit of such Member. Any cash dividends received by the Trustee with respect to Compaq Stock earmarked for Members' Accounts shall be invested in additional shares of Compaq Stock, which shall be earmarked for the benefit of such Member. Any such additional Compaq Stock, plus any other Compaq Stock received as a result of a stock split or stock dividend, shall be allocated pro rata to the Members' Accounts in proportion to the respective balances of Compaq Stock credited to such Accounts as of the appropriate record date and, following an allocation of such shares to a Member's Accounts, such shares shall be earmarked for the benefit of such Member.

     4.6     LIMITATIONS  AND  CORRECTIONS.
             -----------------------------

          (a) For purposes of this Section, the following terms and phrases shall have these respective meanings:

               (1) "ANNUAL ADDITIONS" of a Member for any Limitation Year shall mean the total of (A) the Employer Contributions, Cash or Deferred Contributions, and forfeitures, if any, allocated to such Member's Accounts for such year, (B) Member's contributions, if any, (excluding any Rollover Contributions) for such year, and (C) amounts referred to in sections 415(l)(1) and 419A(d)(2) of the Code.

               (2) "LIMITATION YEAR" shall mean the Plan Year.

               (3) "MAXIMUM ANNUAL ADDITIONS" of a Member for any Limitation Year shall mean the lesser of (A) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year) or (B) 25% of such Member's compensation, within the meaning of section 415(c)(3) of the Code and applicable Treasury regulations thereunder, during such year except that the limitation in this Clause (B) shall not apply to any contribution for medical benefits (within the meaning of section 419A(f)(2) of the Code) after separation from service with the Employer or a Controlled Entity which is otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under section 415(l)(1) of the Code.

          (b) Contrary Plan provisions notwithstanding, in no event shall the Annual Additions credited to a Member's Accounts for any Limitation Year exceed the Maximum Annual Additions for such Member for such year. If as a result of a reasonable error in estimating a Member's compensation or a reasonable error in determining the amount of elective deferrals (within the meaning of section 402(g)(3) of the Code) that may be made with respect to any individual under the limits of section 415 of the Code, or because of other limited facts and circumstances, the Annual Additions that would be credited to a Member's Accounts for a Limitation Year would nonetheless exceed the Maximum Annual Additions for such Member for such year, the excess Annual Additions which, but for this Section, would have been allocated to such Member's Accounts shall be disposed of as follows:

               (1) First, any such excess Annual Additions in the form of Cash or Deferred Contributions on behalf of such Member that would not have been considered in determining the amount of Employer Contributions allocated to such Member's Accounts pursuant to Section 4.2 shall be distributed to such Member, adjusted for income or loss allocated thereto;

               (2) Next, any such excess Annual Additions in the form of Cash or Deferred Contributions on behalf of such Member that would have been considered in determining the amount of Employer Contributions allocated to such Member's Accounts pursuant to Section 4.2 shall be distributed to such Member, adjusted for income or loss allocated thereto, and the Employer Contributions that would have been allocated to such Member's Accounts based upon such distributed Cash or Deferred Contributions shall, to the extent such amounts would have otherwise been allocated to such Member's Accounts, be allocated to a suspense account and shall be held there until used to reduce future Employer Matching Contributions or Employer Safe Harbor Contributions, if any, in the same manner as a forfeiture.

          (c) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section, it will not participate in allocations of the net income (or net loss) of the Trust Fund.

          (d) For purposes of determining whether the Annual Additions under this Plan exceed the limitations herein provided, all defined contribution plans of the Employer are to be treated as one defined contribution plan. In addition, all defined contribution plans of Controlled Entities shall be aggregated for this purpose. For purposes of this Section only, a "CONTROLLED ENTITY" (other than an affiliated service group member within the meaning of section 414(m) of the Code) shall be determined by application of a more than 50% control standard in lieu of an 80% control standard. If the Annual Additions credited to a Member's Accounts for any Limitation Year under this Plan plus the additions credited on his behalf under other defined contribution plans required to be aggregated pursuant to this Paragraph would exceed the Maximum Annual Additions for such Member for such Limitation Year, the Annual Additions under this Plan and the additions under such other plans shall be reduced on a pro rata basis and allocated, reallocated, or returned in accordance with applicable plan provisions regarding Annual Additions in excess of Maximum Annual Additions.

          (e) In the case of a Member who also participated in a defined benefit plan of the Employer or a Controlled Entity (as defined in Paragraph (d) above), the Employer shall reduce the Annual Additions credited to the Accounts of such Member under this Plan pursuant to the provisions of Paragraph (b) to the extent necessary to prevent the limitation set forth in section 415(e) of the Code from being exceeded. Notwithstanding the foregoing, the provisions of this Paragraph shall apply only if such defined benefit plan does not provide for a reduction of benefits thereunder to ensure that the limitation set forth in section 415(e) of the Code is not exceeded.

          (f) If the limitations set forth in this Section would not otherwise be met for any Limitation Year, the Compensation deferral elections pursuant to Section 3.1 of affected Members may be reduced by the Committee on a temporary and prospective basis in such manner as the Committee shall determine.

     4.7     EQUITABLE  ALLOCATIONS.  If  the Committee determines in making any
             ----------------------
allocation to any Account under the provisions of the Plan that the strict application of the provisions of this Article will not produce an equitable and nondiscriminatory allocation among the Accounts of the Members, it may modify any procedure specified in the Plan for the purpose of achieving an equitable and nondiscriminatory allocation in accordance with the general concepts of the Plan; provided, however, that any such modification shall not reduce a Member's Vested Interest in his Accounts and shall be consistent with the provisions of section 401(a)(4) of the Code. If the Committee in good faith determines that certain expenses of administration paid by the Trustee during the Plan Year under consideration are not general, ordinary, and usual and equitably should not be borne by all Members, but should be borne only by one or more Members, for whom or because of whom such specific expenses were incurred, the Committee shall make suitable adjustments by debiting the particular Account or Accounts of such one or more Members; provided, however, that any such adjustment shall be nondiscriminatory and consistent with the provisions of section 401(a) of the Code.

                                        V

                             INVESTMENT OF ACCOUNTS
                             ----------------------

     5.1     INVESTMENT  OF  ACCOUNTS.  Each  Member shall be entitled to direct
             ------------------------
the  investment  of  amounts  in his Accounts in accordance with this Article V.

     5.2     INVESTMENT  FUNDS.  On  the  form  and  within  the  time  period
             -----------------
prescribed by the Committee, each Member shall designate the Investment Fund or Investment Funds in which the amounts allocated to his Accounts shall be invested from among the Investment Funds designated by the Committee from time to time, including, but not limited to, the following Investment Funds:

INVESTMENT FUND 1 COMPAQ STOCK FUND. An Investment Fund consisting of Compaq ------------------ Stock and such amounts of cash as the Trustee in its discretion considers too small to be invested in such stock.

INVESTMENT FUND 2 EQUITY FUND. An Investment Fund consisting of common stock ------------------ and other equity securities held directly or indirectly by a
                    mutual  fund,   collective   investment  trust,  or  similar
                    investment vehicle.

INVESTMENT FUND 3 FIXED INCOME FUND. An Investment Fund consisting of interest ------------------ bearing accounts, certificates of deposit, or bonds,
                    debentures,   and   other   debt   instruments   issued   by
                    governmental units or corporate entities.

A Member may designate one of such Investment Funds for all of the amounts allocated to his Accounts, or he may split the investment of such amounts among such Investment Funds in increments of integral percentages, provided that such percentages total 100%. If a Member fails to make a designation of 100% of the amounts allocated to his Accounts, such allocations shall be invested in the Fixed Income Fund.

     5.3     CHANGE  OF  INVESTMENT  DESIGNATION  AND  TRANSFER  OF  ACCOUNTS.
             ----------------------------------------------------------------

          (a) A Member may change his investment designation for future allocations as frequently as permitted by the Committee in its discretion and in the manner, on the form, and within the time period prescribed by the Committee.

          (b) A Member may elect, as frequently as permitted by the Committee in its discretion and in the manner, on the form, and within the time period prescribed by the Committee, to transfer all or less than all of the amounts in his Accounts from one Investment Fund to another of the Investment Funds permitted by Section 5.2.

     5.4     ACCOUNTS OF CERTAIN TERMINATED EMPLOYEES.  With respect to a Member
             ----------------------------------------
whose employment is terminated other than by reason of retirement on or after his Early Retirement Date or Normal Retirement Date, death, or total and permanent disability as defined in Section 7.2, the Committee in its discretion may direct that the Accounts of such Member be segregated and placed in a separate account, which shall be invested by, and in the discretion of, the Trustee and which shall share only in the income (or loss) of such account and shall not share in any income (or loss) of the Trust or of any other Investment Fund.

     5.5     RESTRICTION  OF  ACQUISITION  OF COMPAQ STOCK.  Notwithstanding any
             ---------------------------------------------
other provision hereof, it is specifically provided that the Trustee shall not purchase Compaq Stock or other Compaq securities during any period in which such purchase is, in the opinion of counsel for Compaq or the Committee, restricted by any law or regulation applicable thereto. During such period, amounts that would otherwise be invested in Compaq Stock or other Compaq securities pursuant to an investment designation shall be invested in such other assets as the Trustee may in its discretion determine, or the Trustee may hold such amounts uninvested for a reasonable period pending the purchase of such stock or securities.

     5.6     PASS-THROUGH  VOTING  OF  COMPAQ STOCK.  To the extent permitted by
             --------------------------------------
section 404(a) of the Act, at each annual meeting and special meeting of the shareholders of Compaq, a Member or Beneficiary may direct the voting of the number of whole shares of Compaq Stock attributable to his Accounts as of the Valuation Date coinciding with or, if none, next preceding the record date for such meeting. The Committee shall forward or cause to be forwarded to each such Member or Beneficiary copies of pertinent proxy solicitation material provided by Compaq together with a request for such Member's or Beneficiary's confidential instructions as to the manner in which such shares are to be voted. The Committee shall direct the Trustee to vote such shares in accordance with such instructions and, to the extent permitted by section 404(a) of the Act, shall also direct the Trustee as to the manner in which to vote any shares of Compaq Stock at any such meeting for which the Committee has not received, or is not subject to receiving, such voting instructions.

     5.7     STOCK  RIGHTS,  STOCK  SPLITS,  AND  STOCK DIVIDENDS.  No Member or
             ----------------------------------------------------
Beneficiary shall have any right to request, direct, or demand that the Committee or the Trustee exercise in his behalf rights or privileges to acquire, convert, or exchange Compaq Stock or other securities. The Trustee, in its discretion, may exercise or sell any such rights or privileges. Compaq Stock received by the Trustee by reason of a stock split, stock dividend, or recapitalization shall be appropriately allocated to the Accounts of each affected Member or Beneficiary in accordance with Section 4.5.

                                       VI

                               RETIREMENT BENEFITS
                               -------------------

     6.1     RETIREMENT  BENEFITS.  A Member who terminates his employment on or
             --------------------
after his Early Retirement Date or Normal Retirement Date shall be entitled to a retirement benefit, payable at the time and in the form provided in Article X, equal in value to the sum of:

          (a) The amount in his Accounts as of the Valuation Date next preceding his Benefit Payment Date; and

          (b) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the payroll period during which his termination of employment occurred, the amount of such Member's allocation of Cash or Deferred Contributions and Employer Matching Contributions described in Section 3.2(a) for such payroll period; and

          (c) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the Plan Year during which his termination of employment occurred, the amount of such Member's allocation of Employer Matching Contributions described in Section 3.2(b) and Employer Safe Harbor Contributions, if any, for such Plan Year.

                                       VII

                               DISABILITY BENEFITS
                               -------------------

     7.1     DISABILITY  BENEFITS.  In  the  event  a  Member's  employment  is
             --------------------
terminated due to total and permanent disability, as of the Committee's determination thereof as provided in Section 7.2, such Member shall be entitled to a disability benefit, payable at the time and in the form provided in Article X, equal in value to the sum of:

          (a) The amount in his Accounts as of the Valuation Date next preceding his Benefit Payment Date; and

          (b) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the payroll period during which such disability was determined by the Committee, the amount of such Member's allocation of Cash or Deferred Contributions and Employer Matching Contributions described in Section 3.2(a) for such payroll period; and

          (c) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the Plan Year during which such disability was determined by the Committee, the amount of such Member's allocation of Employer Matching Contributions described in Section 3.2(b) and Employer Safe Harbor Contributions, if any, for such Plan Year.

     7.2     TOTAL  AND  PERMANENT  DISABILITY  DETERMINED.  The Committee shall
             ---------------------------------------------
determine whether a Member has become totally and permanently disabled and shall so notify such Member within sixty days thereafter. A Member shall be considered totally and permanently disabled if such Member is determined by the Committee to be totally and permanently disabled within the meaning of the Compaq Computer Corporation Long-Term Disability Program and is so certified by the Committee.

                                      VII-1

                                      VIII

                             SEVERANCE BENEFITS AND
                        DETERMINATION OF VESTED INTEREST
                        --------------------------------

     8.1     NO  BENEFITS  UNLESS HEREIN SET FORTH.  Except as set forth in this
             -------------------------------------
Article VIII, upon termination of employment of a Member prior to his Early Retirement Date or Normal Retirement Date for any reason other than total and permanent disability or death, such Member shall acquire no right to any benefit from the Plan or the Trust Fund.

     8.2     SEVERANCE  BENEFIT.  Each  Member  whose  employment  is terminated
             ------------------
prior to his Normal Retirement Date or Early Retirement Date for any reason other than total and permanent disability or death shall be entitled to a severance benefit, payable at the time and in the form provided in Article X, equal in value to the sum of:

          (a) His Vested Interest in the amount in his Accounts as of the Valuation Date next preceding his Benefit Payment Date; and

          (b) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the payroll period during which his termination of employment occurred, the amount of such Member's Vested Interest in his allocation of Cash or Deferred Contributions and Employer Matching Contributions described in Section 3.2(a) for such payroll period; and

          (c) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the Plan Year during which his termination of employment occurred, the amount of such Member's Vested Interest in his allocation of Employer Matching Contributions described in
     Section 3.2(b) and Employer Safe Harbor Contributions, if any, for such Plan Year.

     8.3     DETERMINATION  OF  VESTED  INTEREST.
             -----------------------------------

          (a) A Member shall have a 100% Vested Interest in his Cash or Deferred Account and Rollover Contribution Account at all times.

          (b) Except as provided in the following Paragraphs of this Section, a Member's Vested Interest in his Employer Contribution Account shall be determined by such Member's years of Vesting Service in accordance with the following schedule:

YEARS OF VESTING SERVICE  VESTED INTEREST
------------------------  ----------------
Less than 5 years                       0%
5 years or more                       100%

                                   VIII-1

          (c) Prior to a Member's completion of five years of Vesting Service, such Member's Vested Interest in his Employer Contribution Account shall be determined separately for each Plan Year's Employer Contributions allocated to such Account in accordance with the following schedule:

YEARS OF VESTING SERVICE  VESTED INTEREST
------------------------  ----------------
Less than 1 year                        0%
1 year                             33-1/3%
2 years                            66-2/3%
3 years or more                       100%

     For purposes of this Paragraph and this Paragraph only, (1) each Member's Employment Commencement Date or Reemployment Commencement Date, as
     applicable, shall be deemed to be January 1 of the Plan Year in which an Employer Contribution is made and (2) each Member shall be credited with a year of Vesting Service for each Plan Year in which such Member is an Eligible Employee on the last day of the Plan Year and shall be credited with no Vesting Service for any Plan Year in which such Member is not an Eligible Employee on the last day of the Plan Year; provided, however, that the provisions of this Paragraph shall apply only to the extent that application of such provisions produces a greater Vested Interest of a Member with respect to such Member's allocation of Employer Contributions for a Plan Year than produced under the terms of the Plan without regard to this Paragraph.

          (d) Paragraphs (a), (b), and (c) above notwithstanding, with respect to any Member who was a participant in the Plan on the day prior to the Effective Date, in no event shall such Member's Vested Interest in his Employer Contribution Account after the Effective Date be less than such Vested Interest would have been had the Plan provisions prior to such date been in effect.

          (e) Paragraphs (a), (b), and (c) above notwithstanding, a Member shall have a 100% Vested Interest in his Employer Contribution Account upon (1) attainment of his Early Retirement Date or Normal Retirement Date, (2)
     termination of employment due to the determination of the total and permanent disability of such Member as provided in Section 7.2, (3) termination of employment due to the death of such Member, and (4) an event described in and as provided in Section 17.2.

     8.4     VESTING  SERVICE.
             ----------------

          (a) For the period preceding the Effective Date, subject to the provisions of Paragraphs (c) and (d) below, an individual shall be credited with Vesting Service in an amount equal to all service credited to him for vesting purposes under the Plan as it existed on the day prior to the Effective Date.

          (b) On and after the Effective Date, subject to the remaining Paragraphs of this Section, an individual shall be credited with Vesting Service in an amount equal to his aggregate Periods of Service whether or not such Periods of Service are completed consecu-tively.

                                   VIII-2

          (c) Paragraph (b) above notwithstanding, if an individual terminates his Service (at a time other than during a Leave of Absence) and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of his Severance from Service Date, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph
     (b) above.

          (d) Paragraph (b) above notwithstanding, if an individual terminates his Service during a Leave of Absence and subsequently resumes his Service, if his Reemployment Commencement Date is within twelve months of the beginning of such Leave of Absence, such Period of Severance shall be treated as a Period of Service for purposes of Paragraph (b) above.

          (e) In the case of a Member who incurs a Period of Severance of five consecutive years, such Member's years of Vesting Service completed after such Period of Severance shall be disregarded in determining such Member's Vested Interest in any Plan benefits derived from Employer Contributions on his behalf prior to such Period of Severance.

          (f) In the case of an individual who terminates employment at a time when he does not have any Vested Interest in his Employer Contribution Account and who then incurs a Period of Severance that equals or exceeds five years, such individual's Period of Service completed before such Period of Severance shall be disregarded in determining his years of Vesting Service.

     8.5     FORFEITURES.
             -----------

          (a) With respect to a Member who terminates employment with the Employer with a Vested Interest in his Employer Contribution Account that is less than 100% and either is not entitled to a distribution from the Plan or receives a distribution from the Plan of the balance of his Vested Interest in his Accounts in the form of a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment is terminated, the forfeitable amount credited to the terminated Member's Employer Contribution Account as of the Valuation Date next preceding his Benefit Payment Date shall become a forfeiture as of his Benefit Payment Date (or as of his date of termination of employment if no amount is payable from the Trust Fund on behalf of such Member with such Member being considered to have received a distribution of zero dollars on his date of termination of employment).

          (b) In the event that an amount credited to a terminated Member's Employer Contribution Account becomes a forfeiture pursuant to Paragraph
     (a) above, the terminated Member shall, upon subsequent reemployment with the Employer prior to incurring a Period of Severance of five consecutive years, have the forfeited amount restored to such Member's Employer Contribution Account, unadjusted by any subsequent gains or losses of the Trust Fund; provided, however, that such restoration shall be made only if such Member repays in cash an amount equal to the amount so distributed to him pursuant to Paragraph (a) above within five years from the date the Member is reemployed; and provided, further, that such Member's repayment of amounts distributed to him from his Cash or Deferred Account shall be limited to the portion thereof that was attributable to contributions with respect to which the Employer made Employer Matching Contributions. A reemployed Member who was not entitled to a distribution from the Plan on his date of termination of employment shall be considered to have repaid a distribution of zero dollars on the date of his reemploy-ment. Any such restoration shall be made as of the Valuation Date coincident with or next succeeding the date of repayment. Notwithstanding anything to the contrary in the Plan, forfeited amounts to be restored by the Employer pursuant to this Paragraph shall be charged against and deducted from forfeitures for the Plan Year in which such amounts are restored that would otherwise be available to reduce Employer Matching Contribu-tions and Employer Safe Harbor Contributions. If such forfeitures otherwise available are not sufficient to provide such restoration, the portion of such restoration not provided by forfeitures shall be charged against and deducted from Employer Matching Contributions otherwise available for allocation to other Members in accordance with Sections 4.2(b) and 4.2(c), and any additional amount needed to restore such forfeited amounts shall be provided by an additional Employer Contribution (which shall be made without regard to current or accumulated earnings and profits).

                                   VIII-3

          (c) With respect to a Member whose Vested Interest in his Employer Contribution Account is less than 100% and who makes a withdrawal from or receives a termination distribution from his Employer Contribution Account other than a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment is terminated, any amount remaining in his Employer Contribution Account shall continue to be maintained as a separate account. At any relevant time, such Member's nonforfeitable portion of his separate account shall be determined in accordance with the following formula:

                     X=P(AB  +  (R  X  D))  -  (R  X  D)

     For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Member's Vested Interest in his Employer Contribution Account at the relevant time; AB is the balance of such separate account at the relevant time; R is the ratio of the balance of such separate account at the relevant time to the balance of such separate account after the withdrawal or distribution; and D is the amount of the withdrawal or distribution. For all other purposes of the Plan, a Member's separate account shall be treated as an Employer Contribution Account. Upon his incurring a Period of Severance of five consecutive years, the forfeitable portion of a terminated Member's separate account and Employer Contribution Account shall be forfeited as of the end of the Plan Year during which the terminated Member completes such Period of Severance.

          (d) With respect to a Member who terminates employment with the Employer with a Vested Interest in his Employer Contribution Account greater than 0% but less than 100% and who is not otherwise subject to the forfeiture provisions of Paragraph (a) or Paragraph (c) above, the forfeitable portion of his Employer Contribution Account shall be forfeited as of the end of the Plan Year during which the terminated Member completes a Period of Severance of five consecutive years.

                                   VIII-4

          (e) Any forfeitures occurring pursuant to Paragraphs (a), (c), or (d) above shall be held in a suspense account and shall be applied to reduce Employer Matching Contributions or Employer Safe Harbor Contributions, if any, next coming due. For all Valuation Dates prior to such application, forfeited amounts held in the suspense account shall not receive allocations of net income (or net loss) pursuant to Section 4.4.

          (f) Distributions of benefits described in this Section shall be subject to the time of payment requirements of Section 10.1.

                                   VIII-5

                                       IX

                                 DEATH BENEFITS
                                 --------------

     9.1     DEATH  BENEFITS.  Upon the death of a Member while an Employee, the
             ---------------
Member's designated Beneficiary shall be entitled to a death benefit, payable at the time and in the form provided in Article X, equal in value to the sum of:

          (a) The amount in his Accounts as of the Valuation Date next preceding his Benefit Payment Date; and

          (b) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the payroll period during which his death occurred, the amount of such Member's allocation of Cash or Deferred Contributions and Employer Matching Contributions described in Section 3.2(a) for such payroll period; and

          (c) If the Valuation Date next preceding such Member's Benefit Payment Date occurs prior to the close of the Plan Year during which his death occurred, the amount of such Member's allocation of Employer Matching
     Contributions described in Section 3.2(b) and Employer Safe Harbor Contributions, if any, for such Plan Year.

     9.2     DESIGNATION  OF  BENEFICIARY.
             ----------------------------

          (a) In the event of the death of a Member, payment of his benefit described in Section 9.1 shall be paid to his designated Beneficiary as provided in Paragraphs (b) and (c) below.

          (b) Each Member shall have the right to designate the Beneficiary or Beneficiaries to receive payment of his benefit in the event of his death. Each such designation shall be made by executing the Beneficiary designation form prescribed by the Committee and filing such form with the Committee. Any such designation may be changed at any time by such Member by execution of a new designation in accordance with this Section. Notwithstanding the foregoing, if a Member who is married on the date of his death designates an individual or entity other than his surviving spouse as his Beneficiary, such designation shall not be effective unless
     (1) such spouse has consented thereto in writing and such consent (A) acknowledges the effect of such specific designation, (B) either consents to the specific designated Beneficiary (which designation may not subsequently be changed by the Member without spousal consent) or expressly permits such designation by the Member without the requirement of further consent by the spouse, and (C) is witnessed by a Plan representative (other than the Member) or a notary public or (2) the consent of such spouse cannot be obtained because such spouse cannot be located or because of other circumstances described by applicable Treasury regulations. Any such consent by such surviving spouse shall be irrevocable.

          (c) If no designation of a Beneficiary is on file with the Committee at the time of the death of the Member, or if such designation is not effective for any reason as determined by the Committee, the designated Beneficiary or Beneficiaries to receive such death benefit shall be as follows:

               (1) If a Member leaves a surviving spouse, his death benefit shall be paid to such surviving spouse;

               (2) If a Member leaves no surviving spouse, his death benefit shall be paid to such Member's executor or administrator or to his heirs at law if there is no administration of such Member's estate.

                                        X

                      TIME AND FORM OF PAYMENT OF BENEFITS
                      ------------------------------------

     10.1     TIME  OF  PAYMENT.
              -----------------

          (a) Subject to the provisions of the remaining Paragraphs of this Section, a Member's Benefit Payment Date shall be the soonest date administra-tively feasible after the Valuation Date coincident with or next succeeding the date the Member or his Beneficiary becomes entitled to a benefit pursuant to Article VI, VII, VIII, or IX.

          (b) Unless (1) the Member has attained age sixty-five or died, (2) the Member consents to a distribution pursuant to Paragraph (a) within the ninety-day period ending on the date payment of his benefit hereunder is to commence pursuant to Paragraph (a), or (3) the Member's Vested Interest in his Accounts is not in excess of $3,500, the Member's Benefit Payment Date shall be deferred to the date which is as soon as administratively feasible after the Valuation Date coincident with or next succeeding the earlier of the date the Member attains age sixty-five or the Member's date of death, or such earlier Valuation Date as the Member may elect by written notice to the Committee prior to such Valuation Date. No less than thirty days and no more than ninety days before his Benefit Payment Date, the Committee shall give notice to the Member of his right to defer his Benefit Payment Date and shall describe the Member's Direct Rollover election rights pursuant to
     Section 10.4. If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may be made less than thirty days after the notice required under section 1.411(a)-11(c) of the Treasury regulations is given, provided that (i) the Committee informs the Member that the Member has a right to a period of at least thirty days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option) and
     (ii) the Member, after receiving such notice, affirmatively elects a distribution.

          (c) A Member's Benefit Payment Date shall in no event be later than the sixtieth day following the close of the Plan Year during which such Member attains, or would have attained, his Normal Retirement Date or, if later, terminates his employment with the Employer or a Controlled Entity.

          (d) A Member's Benefit Payment Date shall be in compliance with the provisions of section 401(a)(9) of the Code and applicable Treasury regulations thereunder and shall in no event be later than:

               (1) In the case of a Member who attains the age of seventy and one-half prior to January 1, 1988 and is not a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which such Member attains the age of seventy and one-half, April 1 following the later of (A) the calendar year in which such Member attains the age of seventy and one-half or (B) the calendar year in which such Member terminates his employment with the Employer, or if such Member becomes a "five-percent owner" following the end of such five Plan Year period, April 1 of the calendar year following the calendar year in which such Member becomes a "five-percent owner;"

               (2) In the case of a Member who does not attain the age of seventy and one-half prior to January 1, 1988 or is a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in the calendar year in which such Member attains the age of seventy and one-half, April 1 of the calendar year following the calendar year in which such Member attains the age of seventy and one-half; and

               (3) In the case of a benefit payable pursuant to Article IX, the last day of the five-year period following the death of such Member.

For purposes of Paragraph (d)(2) above, a Member who attains the age of seventy and one-half in 1988, is not a "five-percent owner" (within the meaning of section 416(i) of the Code) at any time during the five Plan Year period ending in 1988 and does not terminate employment with the Employer prior to January 1, 1989, shall be considered to attain the age of seventy and one-half in 1989. Further, the preceding provisions of this Section notwithstanding, a Member may not elect to defer the receipt of his benefit hereunder to the extent that such deferral creates a death benefit that is more than incidental within the meaning of section 401(a)(9)(G) of the Code and applicable Treasury regulations thereunder.

          (e) Subject to the provisions of Paragraphs (c) and (d) above, a Member's Benefit Payment Date shall not occur before the expiration of the latest to end of the following periods:

               (1) A period during which the Member is employed by the Employer or any Controlled Entity; or

               (2) A period during which the Member is employed by a purchaser of less than substantially all of the assets used in a trade or business of the Employer or a Controlled Entity if such Member transfers to employment with such purchaser in connection with such purchase.

     10.2     CASH-OUT  OF  BENEFIT.  If a Member terminates his employment with
              ---------------------
the Employer and his Vested Interest in his Accounts is not in excess of $3,500, such Member's benefit shall be paid at the time specified in Section 10.1(a) without regard to the consent restrictions of Section 10.1(b). No less than thirty days and no more than ninety days prior to such Member's Benefit Payment Date, the Committee shall give notice to such Member of his Direct Rollover rights pursuant to Section 10.4. A distribution or Direct Rollover may be made less than thirty days after such notice is given, provided that (1) the Committee informs such Member that he has a right to a period of at least thirty days after receiving such notice to consider whether or not to elect a Direct Rollover pursuant to Section 10.4 and (2) such Member, after receiving such notice, affirmatively elects or declines a Direct Rollover in whole or in part.

     10.3     FORM  OF  PAYMENT.
              -----------------

          (a) Subject to the provisions of Paragraph (b) below, a Member's benefit shall be provided from the balance of such Member's Accounts under the Plan and shall be paid in one lump sum on the Member's Benefit Payment Date. The Member's benefit shall be paid to the Member unless the Member has died prior to his Benefit Payment Date, in which case the Member's benefit shall be paid to his Beneficiary designated in accordance with the provisions of Section 9.2.

          (b) Benefits shall be paid (or transferred pursuant to Section 10.4) in cash except that a Member (or his designated Beneficiary or legal representative in the case of a deceased Member) may elect to have the portion of his Accounts invested in the Compaq Stock Fund distributed (or transferred pursuant to Section 10.4) in full shares of Compaq Stock to the extent of such Member's pro rata portion of the shares of Compaq Stock held in the Compaq Stock Fund, with any balance of the Member's interest in the Compaq Stock Fund (including fractional shares) to be paid or transferred in cash.

     10.4     DIRECT  ROLLOVER  ELECTION.  Effective  January  1,  1993,
              --------------------------
notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an Eligible Rollover Distribution (other than any portion attributable to the offset of an outstanding loan balance of a Member pursuant to the Plan's loan procedure) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. The preceding sentence notwithstanding, a Distributee may elect a Direct Rollover pursuant to this Section only if such Distributee's Eligible Rollover Distributions during the Plan Year are reasonably expected to total $200 or more. Furthermore, if less than 100% of the Distributee's Eligible Rollover Distribution is to be a Direct Rollover, both the amount of the Eligible Rollover Distribution and the amount of the Direct Rollover must be $500 or more. Prior to any Direct Rollover pursuant to this Section, the Distributee shall furnish the Committee with a statement from the plan, account, or annuity to which such Eligible Rollover Distribution is to be transferred verifying that such plan, account, or annuity is, or is intended to be, an Eligible Retirement Plan.

     10.5     UNCLAIMED BENEFITS.  In the case of a benefit payable on behalf of
              ------------------
a Member, if the Committee is unable to locate the Member or Beneficiary to whom such benefit is payable, upon the Committee's determination thereof, such benefit shall be forfeited, held in a suspense account, and applied to reduce Employer Matching Contributions or Employer Safe Harbor Contributions, if any, next coming due. For all Valuation Dates prior to such application, forfeited amounts held in the suspense account shall not participate in allocations of the net income (or net loss) of the Trust Fund. Notwithstanding the foregoing, if subsequent to any such forfeiture the Member or Beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan in the manner provided in Section 8.5(b).

     10.6     CLAIMS  REVIEW.  In any case in which a claim for Plan benefits of
              --------------
a Member or Beneficiary is denied or modified, the Committee shall furnish written notice to the claimant within ninety days (or within 180 days if additional information requested by the Committee necessitates an extension of the ninety-day period), which notice shall:

          (a)  State  the   specific   reason  or  reasons  for  the  denial  or
     modification;

          (b) Provide specific reference to pertinent Plan provisions on which the denial or modification is based;

          (c) Provide a description of any additional material or information necessary for the Member, his Beneficiary, or representative to perfect the claim and an explanation of why such material or information is necessary; and

          (d) Explain the Plan's claims review procedure as contained herein.

In the event a claim for Plan benefits is denied or modified, if the Member, his Beneficiary, or the representative of such Member or Beneficiary desires to have such denial or modification reviewed, he must, within sixty days following receipt of the notice of such denial or modification, submit a written request for review by the Committee of its initial decision. In connection with such request, the Member, his Beneficiary, or the representative of such Member or Beneficiary may review any pertinent documents upon which such denial or modification was based and may submit issues and comments in writing. Within sixty days following such request for review the Committee shall, after providing a full and fair review, render its final decision in writing to the Member, his Beneficiary, or the representative of such Member or Beneficiary stating specific reasons for such decision and making specific references to pertinent Plan provisions on which the decision is based. If special circumstances require an extension of such sixty-day period, the Committee's decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If such an extension of time for review is required, written notice of the extension shall be furnished to the Member, his Beneficiary, or representative of such Member or Beneficiary prior to the commencement of the extension period.

                                       XI

                             IN-SERVICE WITHDRAWALS
                             ----------------------

     11.1     IN-SERVICE  WITHDRAWALS.
              -----------------------

          (a) A Member who has attained age fifty-nine and one-half may withdraw from his Rollover Contribution Account any or all amounts held in such Account.

          (b) A Member who has attained age fifty-nine and one-half and has withdrawn all amounts in his Rollover Contribution Account may withdraw from his Employer Contribution Account an amount not exceeding his Vested Interest in the then value of such Account.

          (c) A Member who has attained age fifty-nine and one-half and has made all available withdrawals pursuant to Paragraphs (a) and (b) above may withdraw from his Cash or Deferred Account an amount not exceeding the then value of such Account. A Member who makes a withdrawal under this Paragraph may not again make Cash or Deferred Contributions to the Plan for a period of six months following such withdrawal.

     11.2     RESTRICTIONS  ON  IN-SERVICE  WITHDRAWALS.
              -----------------------------------------

          (a) All withdrawals pursuant to this Article shall be made by executing and filing with the Committee prior to the proposed date of withdrawal the form prescribed by the Committee within the time period prescribed by the Committee. As a condition to such withdrawal, the Committee may require a Member to furnish any evidence that in the Committee's discretion it deems satisfactory to verify the age of such Member.

          (b) Notwithstanding the provisions of this Article, no withdrawal shall be made from an Account to the extent such Account has been pledged to secure a loan under Article XII. Furthermore, notwithstanding the provisions of this Article, no withdrawal shall be made from an Account prior to the earliest time permitted by applicable law.

          (c) If a Member's Account from which a withdrawal is made is invested in more than one Investment Fund, the Member shall designate which Investment Fund, or combination of Investment Funds, from which the withdrawal shall be made. In the absence of such designation, the withdrawal shall be made pro rata from each Investment Fund in which such Account is invested.

          (d) Any withdrawal hereunder shall be subject to the Direct Rollover election described in Section 10.4.

          (e) This Article shall not be applicable to a Member following termination of employment and the amounts in such Member's Accounts shall be distributable in accordance with the provisions of Article X.

                                       XII

                                      LOANS
                                      -----

     12.1     ELIGIBILITY  FOR  LOAN.
              ----------------------

          (a) Upon application by (1) any Member who is an Employee or (2) any Member no longer employed by the Employer, a Beneficiary of a deceased Member, or an "alternate payee" under a qualified domestic relations order, as defined in section 414(p)(8) of the Code, who retains an Account balance under the Plan and who is a party-in-interest, as that term is defined in section 3(14) of the Act, as to the Plan (an individual who is eligible to apply for a loan under this Article being hereinafter referred to as a "MEMBER" for purposes of this Article) and subject to such uniform and nondiscriminatory rules and regulations as the Committee may establish, the Committee may in its discretion direct the Trustee to make a loan or loans to such Member.

          (b) No more than two loans shall be made to a Member in any twelve-month period. If a second loan to a Member in a twelve-month period is approved by the Committee, such Member's first loan in such period may be renegotiated to include the amount of the second loan and the amount of the outstanding balance (including interest) of the first loan; provided, however, that any such renegotiated loan may not increase the term over which the Member's first loan must be repaid to a term exceeding five years. Furthermore, such renegotiated loan must comply with all other provisions of this Article.

          (c) No loan shall be made to a Member who has a Vested Interest in his Accounts less than $2,000 at the time of such loan.

     12.2     MAXIMUM  LOAN.
              -------------

          (a) A loan to a Member may not exceed 50% of the then value of such Member's Vested Interest in his Accounts.

          (b) Paragraph (a) above to the contrary notwithstanding, the amount of a loan made to a Member under this Article shall not exceed an amount equal to the difference between:

               (1) The lesser of $50,000 (reduced by the excess, if any, of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan is made over (B) the outstanding balance of loans from the Plan on the date on which the loan is made) or one-half of the present value of the Member's total nonforfeitable accrued benefit under all qualified plans of the Employer or a Controlled Entity; minus

               (2) The total outstanding loan balance of the Member under all other loans from all qualified plans of the Employer or a Controlled Entity.

                                      XII-1

     12.3     MINIMUM  LOAN.
              -------------

          (a) Except as provided in Paragraph (b) below, a loan to a Member may not be for an amount less than $1,000.

          (b) In the case of a Member who has a "financial hardship" as determined by the Committee, a loan to such Member may not be for an amount less than $100. A loan pursuant to this Paragraph shall be permitted only if such Member has made all available withdrawals pursuant to Article XI and if such financial hardship is created on account of an immediate and heavy financial need of such Member for:

               (1) Expenses of medical care previously incurred by the Member, the Member's spouse, or any depen-dents of the Member (as defined in section 152 of the Code) or necessary for those persons to obtain medical care that is not reimbursed or reim-bursable by insurance;

               (2) Costs directly related to the purchase of a principal residence of the Member (excluding mortgage payments);

               (3) Payment of tuition and related educational fees for the next quarter or semester of post-secondary education for the Member or the Member's spouse, children, or dependents (as defined in section 152 of the Code);

               (4) Payments necessary to prevent the eviction of the Member from his principal residence or foreclosure on the mortgage of the Member's principal residence;

               (5) Payment of expenses incurred as a result of a natural disaster, including, but not limited to, a hurricane, earthquake, or flood;

               (6) Expenses associated with a funeral for a family member; or

               (7) Any other financial need determined by and in the discretion of the Committee to be a financial hardship.

     12.4     INTEREST  AND  SECURITY.
              -----------------------

          (a) Any loan made pursuant to this Article shall bear interest at a rate established by the Committee from time to time and communi-cated to the Members, which rate shall provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

          (b) Any loan shall be made as an investment of a segregated loan fund to be established in the Trust Fund for the Member to whom the loan is made. The Trustee shall fund a Member's segregated loan fund by liquidating such portion of the assets of the Investment Funds from which the Member's loan is to be made as is necessary to fund the loan and by transferring the proceeds to such segregated loan fund. If a Member's Accounts are invested in more than one Investment Fund, the Member shall designate which Investment Fund, or combination of Investment Funds, from which such transfer shall be made, or, if no such designation is made, the transfer shall be made pro rata from each such Investment Fund. For the period from January 1, 1994, to August 1, 1994, any loan shall be deemed to come pro rata from each of the Member's Accounts. Effective August 1, 1994, any loan shall be considered to come, first, from the Member's Rollover Contribution Account, second, from the Member's Vested Interest in his Employer
     Contribution Account and, third, from the Member's Cash or Deferred Account. The loan shall be secured by a pledge of the Member's segregated loan fund.

                                      XII-2

     12.5     REPAYMENT  TERMS  OF  LOAN.
              --------------------------

          (a) The Member shall be required, as a condition to receiving a loan, to enter into an irrevocable agreement authorizing the Employer to make payroll deductions from his Compensation so long as the Member is an Employee receiving Compensation and to transfer such payroll deduction amounts to the Trustee in repayment of such loan plus interest. A Member who terminates employment with the Employer and transfers to employment with a Controlled Entity (which is not an Employer) or with a purchaser of less than substantially all of the assets used in a trade or business of the Employer or a Controlled Entity in connection with such purchase and may not receive a distribution under the Plan or is otherwise not permitted to receive a distribution of either his Cash or Deferred Account or his Employer Contribution Account under applicable law shall be required to continue to make payments on other than a payroll deduction basis at the same times and in the same amounts as set forth on the payment schedule of such Member's loan. A Member who is an Employee on unpaid Leave of Absence shall be required to continue to make payments on other than a payroll deduction basis at the same times and in the same amounts as set forth on the payment schedule of such Member's loan. The preceding sentence notwithstanding, a Member who is an Employee on unpaid Leave of Absence may elect to suspend payments on his loan during such Leave of Absence for a period not to exceed one year from the date of commencement of such Leave of Absence, and upon such Member's return to active employment with the Employer at the conclusion of such Leave of Absence or upon the expiration of such one-year period, if earlier, such Member shall be permitted to refinance his loan, including all accrued and unpaid interest, over a term that does not extend beyond the expiration of the original term of the loan. For purposes of the preceding sentence, a Member who is an Employee on unpaid Leave of Absence shall be deemed to have elected to suspend payments on his loan if such Member fails to make timely a scheduled payment on his loan after commencement of such Leave of Absence, and such deemed election shall continue in effect until the expiration of the one-year period ending on the first anniversary of the commencement of such Leave of Absence.

          (b) The repayment terms of the loan shall (1) require level amortization with payments not less frequently than quarterly, (2) require that the loan be repaid within five years unless the Member certifies in writing to the Committee that the loan is to be used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Member, (3) allow prepayment without penalty, provided that any prepayment must be for the full outstanding loan balance (including interest), and (4) require that the balance of the loan (including interest) shall become due and payable (to the extent not otherwise due and payable) within thirty days of the date the Member, or, if applicable, such Member's Beneficiary, is first entitled to a distribution pursuant to Article VI, VII, VIII, or IX, irrespective of whether such Member or Beneficiary elects or consents to such distribution, and that such Member's outstanding loan balance (including interest) shall be repaid by offsetting such outstanding loan balance (including interest) against the amount in the Member's segregated loan fund pledged as security for the loan. By agreeing to the pledge of the segregated loan fund as security for the loan, a Member shall be deemed to have consented to the distribution of such segregated loan fund prior to the time specified in section 411(a)(11) of the Code and the applicable Treasury regulations thereunder.

                                      XII-3

          (c) If a Member fails in any way to comply with the repayment terms of a loan, such loan shall be repaid by offsetting such Member's outstanding loan balance (including interest) against the amount in such Member's segregated loan fund pledged as security for the loan. Any such outstanding loan balance (including interest) shall be so offset and repaid in the manner prescribed by the Committee as soon as administratively feasible after such failure to comply, and such repayment shall be prior to any withdrawal or distribution of benefits from the pledged portion of such Member's Accounts pursuant to the provisions of the Plan. Notwithstanding the foregoing, amounts in a Member's Cash or Deferred Account may not be offset and used to satisfy the payment of such loan (including interest) prior to the time such amounts are otherwise distributable from the Plan, and amounts in a Member's Employer Contribution Account may not be offset and used to satisfy the payment of such loan (including interest) prior to the earliest time such amounts are otherwise permitted to be distributed under applicable law.

          (d) Amounts tendered to the Trustee by a Member in repayment of a loan made pursuant to this Article shall (1) initially be credited to such Member's segregated loan fund, (2) then be transferred as soon as practicable following receipt thereof to the Account or Accounts from which such Member's loan was made, and (3) be invested in the Investment Funds in accordance with such Member's current designation as to the investment of allocations to such Accounts and, in the absence of any such designation, invested in the Fixed Income Fund.

                                      XII-4

                                      XIII

                           ADMINISTRATION OF THE PLAN
                           --------------------------

     13.1     APPOINTMENT  OF COMMITTEE.  The general administration of the Plan
              -------------------------
shall be vested in the Committee, which shall be appointed by the Directors and shall consist of one or more persons. Any individual, whether or not an Employee, is eligible to become a member of the Committee. Each member of the Committee shall, before entering upon the performance of his duties, qualify by signing a consent to serve as a member of the Committee under and pursuant to the Plan and by filing such consent with the records of the Committee. For purposes of the Act, the Committee shall be the Plan "administrator" and shall be the "named fiduciary" with respect to the general administration of the Plan (except as to the investment of the assets of the Trust Fund).

     13.2     TERM,  VACANCIES,  RESIGNATION,  AND  REMOVAL.  Each member of the
              ---------------------------------------------
Committee shall serve until he resigns, dies, or is removed by the Directors. At any time during his term of office, a member of the Committee may resign by giving written notice to the Directors and the Committee, such resignation to become effective upon the appointment of a substitute member or, if earlier, the lapse of thirty days after such notice is given as herein provided. At any time during his term of office, and for any reason, a member of the Committee may be removed by the Directors with or without cause, and the Directors may in their discretion fill any vacancy that may result therefrom. Any member of the Committee who is an Employee shall automatically cease to be a member of the Committee as of the date he ceases to be employed by the Employer or a Controlled Entity.

     13.3     OFFICERS,  RECORDS,  AND  PROCEDURES.  The  Committee  may  select
              ------------------------------------
officers and may appoint a secretary who need not be a member of the Committee. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Member or Beneficiary such records as pertain to that individual's interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

     13.4     MEETINGS.  The  Committee shall hold meetings upon such notice and
              --------
at such time and place as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee.

     13.5     SELF-INTEREST  OF  MEMBERS.  No member of the Committee shall have
              --------------------------
any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act and the remaining members cannot agree, the Directors shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he is disqualified.

                                     XIII-1

     13.6     COMPENSATION  AND BONDING.  The members of the Committee shall not
              -------------------------
receive compensation with respect to their services for the Committee. To the extent required by the Act or other applicable law, or otherwise required by Compaq, members of the Committee shall furnish bond or security for the performance of their duties hereunder.

     13.7     COMMITTEE  POWERS  AND  DUTIES.  The Committee shall supervise the
              ------------------------------
administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority, and duty:

          (a) To make rules, regulations, and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, provided such rules, regulations, and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to Compaq;

          (b) To construe in its discretion all terms, provisions, conditions, and limitations of the Plan; provided that, in all cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

          (c) To correct any defect or supply any omission or reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem in its discretion expedient to effectuate the purposes of the Plan;

          (d) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan;

          (e) To appoint an investment manager as provided in Section 15.5;

          (f)  To  determine  in  its  discretion  all  questions   relating  to
     eligibility;

          (g) To prescribe procedures, including, but not limited to, a "qualified domestic relations order" procedure (within the meaning of section 206(d)(3)(G)(ii) of the Act and section 414(p)(6)(B) of the Code) to be followed by distributees in obtaining benefits hereunder;

          (h) To prepare, file, and distribute, in such manner as the Committee determines to be appropriate, such information and material as is required by the reporting and disclosure requirements of the Act;

          (i) To make a determination in its discretion as to the right of any person to a benefit under the Plan;

                                     XIII-2

          (j) To receive and review reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements;

          (k) To instruct the Trustee as to the loans to Members pursuant to the provisions of Article XII;

          (l) To instruct the Trustee as to the management, investment, and reinvest-ment of the Trust Fund;

          (m) To establish or designate Investment Funds as investment options as provided in Article V;

          (n) To enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee;

          (o) To review periodically the Plan's short-term and long-term investment needs and goals and to communicate such needs and goals to the Trustee and any investment manager as frequently as the Committee, in its discretion, deems necessary for the proper administration of the Plan and Trust;

          (p) To furnish the Employer any information necessary for the preparation of such Employer's tax return or other information that the Committee determines in its discretion is necessary for a legitimate purpose; and

          (q) To require and obtain from the Employer and the Members any information or data that the Committee determines is necessary for the proper administration of the Plan.

     13.8     EMPLOYER  TO  SUPPLY  INFORMATION.  The Employer shall supply full
              ---------------------------------
and timely information to the Committee, including, but not limited to, information relating to each Member's Compensation, age, retirement, death, or other cause of termination of employment and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer.

     13.9     INDEMNIFICATION.  Compaq  shall  indemnify  and hold harmless each
              ---------------
member of the Committee against any and all expenses and liabilities arising out of his administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such member in the performance of such functions or responsibilities, but excluding expenses and liabilities that are caused by or result from such member's own gross negligence or willful misconduct. Expenses against which such member shall be indemnified hereunder shall include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.

                                     XIII-3

                                       XIV

                          ADMINISTRATION OF TRUST FUND
                          ----------------------------

     14.1     APPOINTMENT  OF TRUSTEE.  The Trustee shall be appointed, removed,
              -----------------------
and replaced by and in the sole discretion of the Directors. The Trustee shall be the "named fiduciary" with respect to investment of the Trust Fund's assets.

     14.2     TRUST AGREEMENT.  The administration of the assets of the Plan and
              ---------------
the duties, obligations, and responsibilities of the Trustee shall be governed by the Trust Agreement entered into between Compaq and the Trustee. The Trust Agreement may be amended, from time to time, as Compaq deems advisable in order to effectuate the purpose of the Plan. The Trust Agreement is incorporated herein by reference and thereby made a part of the Plan hereof.

     14.3     PAYMENT  OF EXPENSES.  All expenses incident to the administration
              --------------------
of the Plan and Trust, including but not limited to, legal, accounting, Trustee fees, expenses of the Committee, and the cost of furnishing any bond or security required of the Committee, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Members and Beneficiaries; provided, however, that (a) the obligation of the Trustee to pay such expenses from the Trust Fund shall cease to exist to the extent such expenses are paid by the Employer and (b) in the event the Trustee's compensation is to be paid, pursuant to this Section, from the Trust Fund, any individual serving as Trustee who already receives full-time pay from an Employer or an association of employers whose Employees are Members of the Plan, or from an employee organization whose members are Members of the Plan, shall not receive any additional compensation for serving as Trustee. This Section shall be deemed to be a part of any contract to provide for expenses of Plan and Trust administration, whether or not the signatory to such contract is, as a matter of convenience, the Employer.

     14.4     TRUST  FUND  PROPERTY.  All  income,  profits,  recoveries,
              ---------------------
contributions, forfeitures, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee hereunder shall be held for investment purposes as a commingled Trust Fund. The Committee shall maintain Accounts in the name of each Member, but the maintenance of an Account designated as the Account of a Member shall not mean that such Member shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Member shall have any title to any specific asset in the Trust Fund.

     14.5     DISTRIBUTIONS  FROM  MEMBERS'  ACCOUNTS.  Distributions  from  a
              ---------------------------------------
Member's Accounts shall be made by the Trustee only if, when, and in the amount and form directed in writing by the Committee. Any distribution made to a Member or for his benefit shall be debited to such Member's Account or Accounts. All distributions hereunder shall be made in cash except as otherwise specifically provided herein.

     14.6     PAYMENTS  SOLELY  FROM TRUST FUND.  All benefits payable under the
              ---------------------------------
Plan shall be paid or provided for solely from the Trust Fund, and neither the Employer nor the Trustee assumes any liability or responsibility for the adequacy thereof. The Committee or the Trustee may require execution and delivery of such instruments as are deemed necessary to assure proper payment of any benefits.

                                     XIV-1

     14.7     NO  BENEFITS  TO THE EMPLOYER.  No part of the corpus or income of
              -----------------------------
the Trust Fund shall be used for any purpose other than the exclusive purpose of providing benefits for the Members and their Beneficiaries and of defraying reasonable expenses of administering the Plan. Anything to the contrary herein notwithstanding, the Plan shall not be construed to vest any rights in the Employer other than those specifically given hereunder.

                                     XIV-2

                                       XV

                              FIDUCIARY PROVISIONS
                              --------------------

     15.1     ARTICLE  CONTROLS.  This  Article shall control over any contrary,
              -----------------
inconsistent,  or  ambiguous  provisions  contained  in  the  Plan.

     15.2     GENERAL  ALLOCATION  OF  FIDUCIARY  DUTIES.  Each  fiduciary  with
              ------------------------------------------
respect to the Plan shall have only those specific powers, duties, responsibilities, and obligations as are specifically given him under the Plan. The Directors shall have the sole authority to appoint and remove the Trustee and members of the Committee. Except as otherwise provided herein, the Committee shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described herein. Except as otherwise provided herein, the Trustee shall have the sole responsibility for the administration, investment, and management of the assets held under the Plan. However, if the Committee, as a co-fiduciary, shall exercise its power given hereunder at any time, and from time to time, by written notice to the Trustee, to direct the Trustee in the management, investment, and reinvestment of the Trust Fund, then in such event the Trustee shall be subject to all proper directions of the Committee that are made in accordance with the terms of the Plan and the Act. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities, and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

     15.3     FIDUCIARY DUTY.  Each fiduciary under the Plan, including, but not
              --------------
limited to, the Committee and the Trustee as "named fiduciaries," shall discharge his duties and responsibilities with respect to the Plan:

          (a) Solely in the interest of the Members and for the exclusive purpose of providing benefits to Members and their Beneficiaries and of defraying reasonable expenses of administering the Plan;

          (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          (c) By diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is prudent not to do so; and

          (d) In accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with applicable law.

No fiduciary shall cause the Plan or Trust Fund to enter into a "prohibited transaction" as provided in section 4975 of the Code or section 406 of the Act.

     15.4     DELEGATION  AND ALLOCATION OF FIDUCIARY DUTIES.  The Committee may
              ----------------------------------------------
appoint subcommittees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation, and acceptance, the delegating Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate any fiduciary responsibility in making or continuing such delegation.

     15.5     INVESTMENT MANAGER AS A FIDUCIARY.  The Committee may, in its sole
              ---------------------------------
discretion, appoint an "investment manager," with power to manage, acquire, or dispose of any asset of the Plan and to direct the Trustee in this regard, so long as:

          (a) The investment manager is (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, as defined in the Investment Advisers Act of 1940, or (3) an insurance company qualified to do business under the laws of more than one state; and

          (b) Such investment manager acknowledges in writing that he is a fiduciary with respect to the Plan.

Upon such appointment, the Committee shall not be liable for the acts of the investment manager, as long as the Committee members do not violate any fiduciary responsibility in making or continuing such appointment. The Trustee shall follow the directions of such investment manager and shall not be liable for the acts or omissions of such investment manager. The investment manager may be removed by the Committee at any time and within its sole discretion.

                                       XVI

                                   AMENDMENTS
                                   ----------

     16.1     RIGHT TO AMEND.  Subject to Section 16.2 and any other limitations
              --------------
contained in the Act or the Code, Compaq may from time to time amend, in whole or in part, any or all of the provisions of the Plan on behalf of Compaq and all Employers. Specifically, but not by way of limitation, Compaq may make any amendment necessary to acquire and maintain a qualified status for the Plan under the Code, whether or not retroactive. All amendments to the Plan shall be in writing and shall be executed by the Vice President of Human Resources of Compaq.

     16.2     LIMITATION  ON AMENDMENTS.  No amendment of the Plan shall be made
              -------------------------
that would vest in the Employer, directly or indirectly, any interest in or control of the Trust Fund. No amendment shall be made that would vary the Plan's exclusive purpose of providing benefits to Members and their Beneficiaries and of defraying reasonable expenses of administering the Plan or that would permit the diversion of any part of the Trust Fund from that exclusive purpose. No amendment shall be made that would reduce any then nonforfeitable interest of a Member. No amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing.

                                      XVI-1

                                      XVII

                  DISCONTINUANCE OF CONTRIBUTIONS, TERMINATION,
                PARTIAL TERMINATION, AND MERGER OR CONSOLIDATION
                ------------------------------------------------

     17.1     RIGHT  TO  DISCONTINUE  CONTRIBUTIONS,  TERMINATE,  OR  PARTIALLY
              -----------------------------------------------------------------
TERMINATE  THE  PLAN.  The  Employer has established the Plan with the bona fide
      --------------
intention and expectation that from year to year it will be able to, and will deem it advisable to, make its contributions as herein provided. However, the Directors realize that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable to continue to make its contributions to the Plan. Therefore, the Directors shall have the power to discontinue contributions to the Plan, terminate the Plan, or partially terminate the Plan at any time hereafter. Each member of the Committee and the Trustee shall be notified of such discontinuance, termination, or partial termination.

     17.2     PROCEDURE  IN  THE  EVENT  OF  DISCONTINUANCE  OF  CONTRIBUTIONS,
              -----------------------------------------------------------------
TERMINATION,  OR  PARTIAL  TERMINATION.
       -------------------------------

          (a) If the Plan is amended so as to permanently discontinue Employer contributions, or if Employer contributions are in fact permanently discontinued, the Vested Interest of each affected Member shall be 100%, effective as of the date of discontinuance. In case of such discontinuance, the Committee shall remain in existence and all other provisions of the Plan that are necessary, in the opinion of the Committee, for equitable operation of the Plan shall remain in force.

          (b) If the Plan is terminated or partially terminated, the Vested Interest of each affected Member shall be 100%, effective as of the termination date or partial termination date, as applicable. Unless the Plan is otherwise amended prior to dissolution of Compaq, the Plan shall terminate as of the date of dissolution of Compaq.

          (c) Upon discontinuance, termination, or partial termination, any previously unallocated contributions, forfeitures, and net income (or net loss) shall be allocated among the Accounts of the Members on such date of discontinuance, termination, or partial termination in accordance with the provisions of Article IV, as if such date of discontinuance, termination, or partial termination were a Valuation Date. Thereafter, the net income (or net loss) shall continue to be allocated to the Accounts of the Members until the balances of the Accounts are distributed. In the event of termination, the date of the final distribution shall be treated as a Valuation Date.

          (d) In the case of a termination or partial termination of the Plan, and in the absence of a Plan amendment to the contrary, the Trustee shall pay the balance of the Accounts of a Member for whom the Plan is so terminated, or who is affected by such partial termination, to such Member, subject to the time of payment, form of payment, and consent provisions of
     Article X, if any.

                                      XVII-1

     17.3     MERGER,  CONSOLIDATION, OR TRANSFER.  This Plan and Trust Fund may
              -----------------------------------
not merge or consolidate with, or transfer its assets or liabilities to, any other plan, unless immediately thereafter each Member would, in the event such other plan terminated, be entitled to a benefit which is equal to or greater than the benefit to which he would have been entitled if the Plan were terminated immediately before the merger, consolidation, or transfer.

                                      XVII-2

                                      XVIII

                               ADOPTING EMPLOYERS
                               ------------------

     18.1     ADOPTION  BY  OTHER  EMPLOYERS.
              ------------------------------

          (a) It is contemplated that other corporations, associations, partnerships, or proprietorships may adopt this Plan and thereby become Employers. By appropriate action of its Board of Directors or noncorporate counterpart, any such entity, whether or not presently existing, may become a party hereto upon approval of the Directors.

          (b) The provisions of the Plan shall apply separately and equally to each Adopting Employer and its Employees in the same manner as is expressly provided for Compaq and its Employees, except that the power to appoint or otherwise affect the Committee or the Trustee and the power to amend or terminate the Plan and Trust Agreement shall be exercised by the Directors alone. Nevertheless, any Adopting Employer may, with the consent of the Directors, incorporate in its adoption agreement or in an amendment document specific provisions relating to the operation of the Plan, and such provisions shall become a part of the Plan as to such Adopting Employer only.

          (c) Transfer of employment among Employers shall not be considered a termination of employment hereunder, and Service with one Employer shall be considered as Service with all others.

          (d) Any Adopting Employer may, by appropriate action of its Board of Directors or noncorporate counterpart, terminate its participation in the Plan; provided, however, that any such action must be communicated in writing to the Secretary of Compaq and to the Committee. Moreover, the Directors may, in their discretion, terminate an Adopting Employer's Plan participation at any time by written instrument delivered to the Secretary of Compaq and to the Adopting Employer.

     18.2     SINGLE  PLAN.  For  purposes  of the Code and the Act, the Plan as
              ------------
adopted by the Employers shall constitute a single plan rather than a separate plan of each Employer. All assets in the Trust Fund shall be available to pay benefits to all Members and their Benefi-ciaries.

                                      XVIII-1

                                       XIX

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     19.1     NOT  CONTRACT  OF EMPLOYMENT.  The adoption and maintenance of the
              ----------------------------
Plan shall not be deemed to be a contract between the Employer and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time, nor shall the Plan be deemed to give the Employer the right to require any person to remain in the employ of the Employer or to restrict any person's right to terminate his employment at any time.

     19.2     ALIENATION  OF  INTEREST  FORBIDDEN.  Except as otherwise provided
              -----------------------------------
with respect to "qualified domestic relations orders" pursuant to section 206(d) of the Act and sections 401(a)(13) and 414(p) of the Code and except as otherwise provided under other applicable law, no right or interest of any kind in any benefit shall be transferable or assignable by any Member or any Beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution, or levy of any kind. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of any "qualified domestic relations order," including an order that requires distributions to an alternate payee prior to a Member's "earliest retirement age," as such term is defined in section 206(d)(3)(E)(ii) of the Act and section 414(p)(4)(B) of the Code, and shall establish appropriate procedures to effect the same.

     19.3     SEVERABILITY.  If  any  provision  of  this  Plan  shall  be  held
              ------------
illegal, invalid, or unenforceable for any reason, said illegality, invalidity, or unenforceability shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal, invalid, or unenforceable provision had never been included herein.

     19.4     JURISDICTION.  The situs of the Plan hereby created is Texas.  All
              ------------
provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.

     19.5     PAYMENTS  TO  MINORS AND INCOMPETENTS.  If a Member or Beneficiary
              -------------------------------------
entitled to receive a benefit under the Plan is a minor or is determined by the Committee in its discretion to be incompetent or is adjudged by a court of competent jurisdiction to be legally incapable of giving valid receipt and discharge for a benefit provided under the Plan, the Committee may pay such benefit to the duly appointed guardian or conservator of such Member or Beneficiary or to any third party who is eligible to receive such benefit for the account of such Member or Beneficiary. Such payment shall operate as a full discharge of all liabilities and obligations of the Committee, the Trustee, the Employer, and any fiduciary of the Plan with respect to such benefit.

                                      XIX-1

     19.6     MEMBER'S ADDRESS.  It shall be the affirmative duty of each Member
              ----------------
to inform the Committee of, and to keep on file with the Committee, his current mailing address and the current mailing address of his designated Beneficiary. If a Member fails to keep the Committee informed of his current mailing address and the current mailing address of his designated Beneficiary, neither the Committee, the Trustee, the Employer, nor any fiduciary under the Plan shall be responsible for any late or lost payment of a benefit or for failure of any notice to be provided timely under the terms of the Plan.

                                      XIX-2

                                       XX

                                TOP-HEAVY STATUS
                                ----------------

     20.1     ARTICLE  CONTROLS.  Any  Plan  provisions  to  the  contrary
              -----------------
notwithstanding, the provisions of this Article shall control to the extent required to cause the Plan to comply with the requirements imposed under section 416 of the Code.

     20.2     DEFINITIONS.  For  purposes  of  this Article, the following terms
              -----------
and  phrases  shall  have  these  respective  meanings:

          (a) ACCOUNT  BALANCE:  As of any Valuation Date, the aggregate  amount
              ----------------
     credited to an individual's account or accounts under a qualified defined contribution plan maintained by the Employer or a Controlled Entity (excluding employee contributions that were deductible within the meaning of section 219 of the Code and rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity), increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

          (b) ACCRUED  BENEFIT:  As of any  Valuation  Date,  the present  value
              ----------------
     (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof that is attributable to employee contributions which were deductible pursuant to section 219 of the Code, to rollover or transfer contributions made after December 31, 1983, by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or a Controlled Entity, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan maintained by the Employer or a Controlled Entity increased by (1) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (2) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date. Solely for the purpose of determining top-heavy status, the Accrued Benefit of an individual shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all qualified defined benefit plans maintained by the Employer and the Controlled Entities or (2) if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under section 411(b)(1)(C) of the Code.

          (c) AGGREGATION  GROUP: The group of qualified plans maintained by the
              ------------------
     Employer and each Controlled Entity consisting of (1) each plan in which a Key Employee participates and each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or section 410 of the Code or (2) each plan in which a Key Employee participates, each other plan that enables a plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or section 410 of the Code, and any other plan that the Employer elects to include as a part of such group; provided, however, that the Employer may elect to include a plan in such group only if the group will continue to meet the requirements of sections 401(a)(4) and 410 of the Code with such plan being taken into account.

          (d) ASSUMPTIONS: The interest rate and mortality assumptions specified
              -----------
     for top-heavy status determination purposes in any defined benefit plan included in the Aggregation Group, which includes the Plan.

          (e) DETERMINATION  DATE: For the first Plan Year of any plan, the last
              -------------------
     day of such Plan Year and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year.

          (f) KEY EMPLOYEE:  A "key  employee," as defined in section  416(i) of
              ------------
     the Code and the Treasury regulations thereunder.

          (g) PLAN YEAR: With respect to any plan, the annual  accounting period
              ---------
     used by such plan for annual reporting purposes.

          (h) REMUNERATION: Compensation within the meaning of section 415(c)(3)
              ------------
     of the Code, as limited by section 401(a)(17) of the Code.

          (i)  VALUATION  DATE:  With  respect  to any Plan Year of any  defined
               ---------------
     contribution plan, the most recent date within the twelve-month period ending on a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to participants' accounts. With respect to any Plan Year of any defined benefit plan, the most recent date within a twelve-month period ending on a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under section 412 of the Code.

     20.3     TOP-HEAVY  STATUS.
              -----------------

          (a) The Plan shall be deemed to be top-heavy for a Plan Year if, as of the Determination Date for such Plan Year, (1) the sum of Account Balances of Members who are Key Employees exceeds 60% of the sum of Account Balances of all Members unless an Aggregation Group including the Plan is not top-heavy or (2) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with section 416(g)(2)(B) of the Code and the Treasury regulations promulgated thereunder) of (1) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (2) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds 60% of the sum of the Account Balances and the Accrued Benefits of all individuals under such plans. Notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who are not Key Employees in any Plan Year but who were Key Employees in any prior Plan Year shall not be considered in determining the top-heavy status of the Plan for such Plan Year. Further, notwithstanding the foregoing, the Account Balances and Accrued Benefits of individuals who have not performed services for the Employer or any Controlled Entity at any time during the five-year period ending on the applicable Determina-tion Date shall not be considered.

          (b) If the Plan is determined to be top-heavy for a Plan Year, except as provided in Section 8.3(c), the Vested Interest in the Employer Contribution Account of each Member who is credited with an Hour of Service during such Plan Year shall be determined in accordance with the following schedule:

     YEARS OF VESTING SERVICE  VESTED INTEREST
     ------------------------  ---------------
     Less than 3 years                       0%
     3 years or more                       100%

          (c) If the Plan is determined to be top-heavy for a Plan Year, the Employer shall contribute to the Plan for such Plan Year on behalf of each Member who is not a Key Employee and who has not terminated his employment as of the last day of such Plan Year an amount equal to the lesser of (1) 3% of such Member's Remuneration for such Plan Year or (2) a percent of such Member's Remuneration for such Plan Year equal to the greatest percent determined by dividing for each Key Employee the amounts allocated to such Key Employee's Cash or Deferred Account and Employer Contribution Account for such Plan Year by such Key Employee's Remuneration. The minimum contribution required to be made for a Plan Year pursuant to this Paragraph for a Member employed on the last day of such Plan Year shall be made regardless of whether such Member is otherwise ineligible to receive an allocation of the Employer's contributions for such Plan Year. The minimum contribution required to be made pursuant to this Paragraph shall also be made for an Eligible Employee who is not a Key Employee and who is excluded from participation in the Plan solely because of a failure to make Cash or Deferred Contributions. Notwithstanding the foregoing, if the Plan is deemed to be top-heavy for a Plan Year, the Employer's contribution for such Plan Year pursuant to this Paragraph shall be increased by substituting "4%" in lieu of "3%" in Clause (1) hereof to the extent that the Directors determine to so increase such contribution to comply with the provisions of section 416(h)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in another defined contribution plan sponsored by the Employer or a Controlled Entity if such Member receives under such other defined contribution plan (for the plan year of such plan ending with or within the Plan Year of the Plan) a contribution which is equal to or greater than the minimum contribution required by section 416(c)(2) of the Code. Notwithstanding the foregoing, no contribution shall be made pursuant to this Paragraph for a Plan Year with respect to a Member who is a participant in a defined benefit plan sponsored by the Employer or a Controlled Entity if such Member accrues under such defined benefit plan (for the plan year of such plan ending with or within the Plan Year of this Plan) a benefit that is at least equal to the benefit described in section 416(c)(1) of the Code. If the preceding sentence is not applicable, the requirements of this Paragraph shall be met by providing a minimum benefit under such defined benefit plan which, when considered with the benefit provided under the Plan as an offset, is at least equal to the benefit described in section 416(c)(1) of the Code.

     20.4     TERMINATION  OF  TOP-HEAVY STATUS.  If the Plan has been deemed to
              ---------------------------------
be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article shall cease to apply to the Plan effective as of the Determination Date on which it is determined no longer to be top-heavy. Notwithstanding the foregoing, the Vested Interest of each Member as of such Determination Date shall not be reduced and, with respect to each Member who has five or more years of Vesting Service on such Determination Date (three or more years of Vesting Service for Determination Dates occurring in Plan Years beginning after December 31, 1988), the Vested Interest of each such Member shall continue to be determined in accordance with the schedule set forth in
Section  20.3(b).

     20.5     EFFECT  OF  ARTICLE.  Notwithstanding anything contained herein to
              -------------------
the contrary, the provisions of this Article shall automatically become inoperative and of no effect to the extent not required by the Code or the Act.

     EXECUTED this 22 day of June, 1994.


                                     COMPAQ COMPUTER CORPORATION


                                      By:   /s/ Jerry G. Welch
                                          ---------------------------
                                           Jerry G. Welch
                                           Vice President, Human Resources

                                      (vii)